Exhibit 10.10

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

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CO-VENTURE AGREEMENT

This Co-Venture Agreement (the “Agreement”) is entered into this 16th day of January, 2015 (the “Effective Date”), by and between VirTra Systems, Inc., a Texas corporation (“VirTra”), and Modern Round, L.L.C., a Nevada limited liability company and its Affiliates (“Modern Round”). VirTra and Modern Round may be referred to herein individually as a “Party,” and collectively as the “Parties.”

WHEREAS, Modern Round is in the development stage of creating an entertainment concept, uniquely centered around a compelling indoor simulated shooting entertainment experience with a restaurant/bar which is modeled after the successful TopGolf style (the “Concept”); and

WHEREAS, VirTra owns or otherwise controls rights to certain software and related technology relating to firearms simulation training; and

WHEREAS, the Parties desire for VirTra to license or sell the VirTra Technology (as defined below) to Modern Round to assist with the further development of the Concept; and

WHEREAS, the Parties wish to formalize an arrangement whereby VirTra and Modern Round will collaborate on developing and operating the Concept.

NOW THEREFORE, in consideration of the mutual promises and covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.	Definitions.

1.1. “AAA” shall have the meaning assigned to it in Section 11.6(b).

1.2. “Affiliate(s)” means (i) with respect to any specified Person, any other Person(s) that directly, or indirectly through one or more intermediaries or other affiliated Person(s), controls, is controlled by or is under common control with such specified Person(s), with the terms “control” and “controlled” meaning for purposes of this definition, the power to direct the management and policies of a Person, directly or indirectly, whether through the ownership of voting securities or partnership or other ownership interests, or by contract or otherwise, and (ii) with respect to any individual Person, any legal or common law spouse or cohabitant of that Person.

1.3. “Commercialization” means any and all marketing activities related to enhancing the commercial success of the Concept at any Location. When used as a verb, “Commercialize” will mean to engage in Commercialization.

1.4. “Confidential Information” means, with respect to each Party, non-public proprietary data or information that belongs in whole or in part to such Party or its Affiliates and/or information designated as Confidential Information of such Party hereunder, in all cases that, if disclosed in writing, is marked with the words “Confidential,” “Proprietary” or words of similar import, and if disclosed orally or visually, is described in reasonable detail in a written notice (including email communication) sent by the Disclosing Party to the Receiving Party within thirty (30) days of the oral or visual disclosure requesting that such information be treated as Confidential Information hereunder.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

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1.5. “Collaboration Activities” means activities that the Parties have described in a Development Plan and which the Parties shall pursue in connection with development and testing leading to the Commercialization of the Concept.

1.6. “Commercial Milestone” shall have the meaning assigned to it in Section 4.3.

1.7. “Concept” shall have the meaning assigned to it in the first recital.

1.8. “Customer” means an individual who visits a Location to use the Integrated Software.

1.9. “Customizations” means those modifications to the VirTra Software carried out by VirTra as described as such in a Development Plan, and including all associated Documentation and Updates.

1.10. “Development Budget” shall have the meaning assigned to it in Section 2.3.

1.11. “Development Expense” shall have the meaning assigned to it in Section 2.3.

1.12. “Development Plan” shall have the meaning assigned to it in Section 2.1.

1.13. “Disclosing Party” shall have the meaning assigned to it in Section 7.1.

1.14. “Documentation” means all written or electronic documentation reasonably sufficient to explain the characteristics and functionality of the VirTra Software, Customizations, Integrated Software and Scenarios, and shall include without limitation all such documentation called for in any Development Plan.

1.15. “Equipment” shall mean equipment used to operate the Concept at a Location, including projectors, cameras, computers, screens, simulated weapons, and other equipment offered for sale by VirTra or by VirTra’s vendors from time to time as described in Section 4.5.

1.16. “Existing Scenarios” shall mean those Scenarios that are in existence as of the Effective Date.

1.17. “Future Weapons” means [****] for use with the Integrated Software that are developed by or on behalf of Modern Round, or by a third party after the Effective Date, and owned by Modern Round.

1.18. “Gander Mountain Locations” means, with respect to each location set forth on Exhibit C attached to this Agreement, either (a) the seventy-five (75) air mile radius around such location if Modern Round and/or its Affiliates invest in, operate, or provide any services for any firearm instruction within such geographic area reasonably similar to the type of instruction performed at such location, or (b) the ten (10) air mile radius around each such location if Modern Round and/or its Affiliate invest in, operate, or provide any entertainment services within such geographic area; provided, however, that with respect to each location set forth on Exhibit C attached to this Agreement, the restricted geographical area set forth above for such location shall terminate on the seven (7) anniversary of the corresponding opening date for such location as set forth on Exhibit C attached to this Agreement.

1.19. “GMP Market” means Customers that are: (a) U.S. or foreign governments; (b) military; (c) police/law enforcement agencies; or (d) entities whose sole, or substantially sole, business is offering

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training and education to train and support government, military, and/or police/law enforcement agency Customers.

1.20. “Gross Revenue” means [****].

1.21. “Indemnitee” shall have the meaning assigned to it in Section 10.4.

1.22. “Integrated Software” means [****] as described in a Development Plan, and including all associated Documentation and Updates.

1.23. “Locations” means each facility located in the Territory that operates the Concept.

1.24. “Losses” shall have the meaning assigned to it in Section 10.1.

1.25. “Milestone Date” shall have the meaning assigned to it in Section 4.3.

1.26. “Modern Round Indemnitee” shall have the meaning assigned to it in Section 10.2.

1.27. “Monthly Expense” shall have the meaning assigned to it in Section 2.3.

1.28. “Modern Round Technology” means the Noma Software and any and all technology, including Future Weapons and hardware and software, developed by Modern Round independent of this Agreement.

1.29. “Noma Software” means the software owned by Modern Round or licensed to Modern Round by Noma Technologies, LLC, and described as such in Exhibit E.

1.30. “Non-Concept Location” means any facility or location that has been agreed to by Modern Round as not competitive with the Concept.

1.31. “Monthly Expense” shall have the meaning assigned to it in Section 2.3.

1.32. “Object Code” means software in machine executable format, including all associated Documentation and Updates.

1.33. “Operating Agreement” means that certain Amended and Restated Operating Agreement of Modern Round, dated as of January 16, 2015, as amended.

1.34. “Operations-Related Communication” shall have the meaning assigned to it in Section 11.5(b).

1.35. “Overhead” shall have the meaning assigned to it in Section 2.3.

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1.36. “Person” means any individual, corporation, limited liability company, partnership (general or limited), syndicate, joint venture, society, association, trust, unincorporated organization or governmental authority, or any trustee, executor, administrator or other legal representative thereof.

1.37. “Project” shall have the meaning assigned to it in Section 2.1.

1.38. “Project Manager” means the representative designated by each of Modern Round and VirTra to be responsible for managing the Development Plan and the Development Budget.

1.39. “Receiving Party” shall have the meaning assigned to it in Section 7.1.

1.40. “Representatives” shall have the meaning assigned to it in Section 7.2.

1.41. “Royalties” shall have the meaning assigned to it in Section 5.4.

1.42. “Royalty Period” shall have the meaning assigned to it in Section 5.4.

1.43. “Scenario” means a software file that contains data to enable the presentation of a dramatic or visual scene to a Customer through use of the Integrated Software, such as a game, battle scene, crime scene or geometric shapes or designs, and including all associated Documentation and Updates, and further described in Section 2.8.

1.44. “Shortfall” shall have the meaning assigned to it in Section 5.1(b).

1.45. “Source Code” means fully annotated and compilable software in human-perceivable format, not suitable for machine execution without compilation or interpretation, and including all associated Documentation and Updates.

1.46. “Support” shall have the meaning assigned to it in Section 4.2.

1.47. “Surplus” shall have the meaning assigned to it in Section 5.1(b).

1.48. “Technical Contact” shall have the meaning assigned to it in Section 4.2.

1.49. “Term” shall have the meaning assigned to it in Section 9.1.

1.50. “Territory” means worldwide, but excluding the Gander Mountain Locations.

1.51. “Updates” shall have the meaning assigned to it in Section 4.2.

1.52. “Units” shall have the meaning assigned to it in Section5.3(a).

1.53. “Updates” shall have the meaning assigned to it in Section 4.2.

1.54. “VirTra Indemnitee” shall have the meaning assigned to it in Section 10.1.

1.55. “VirTra Software” means that software program described as such in Exhibit F, plus any and all Customizations, Scenarios, Updates and Documentation.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

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1.56. “VirTra Technology” means the VirTra Software, Customizations, Scenarios, and Equipment any and all technology, including hardware and software, developed by VirTra independent of this Agreement.

2.	Development Activities.

2.1 Customizations. Subject to all terms of this Agreement including without limitation the payment of Fees, VirTra shall develop and deliver to Modern Round the Scenarios and Customizations described in Exhibit G, along with and integrated into the VirTra Software, according to the development plan (“Development Plan”) described therein. The Parties may agree as to other Development Plans in the future, and such agreement as to each such Development Plan shall be in writing. The development and integration of the Customizations, the VirTra Software, Scenarios, the Noma Software and Equipment shall be deemed the “Project.” Parties shall cooperate in the development of the Project, and exchange information as reasonably necessary or desirable in order to effect the completion of such Project. Any changes to the Development Plan shall be agreed to in writing by the Parties.

2.2 Project Managers. Each Party will appoint a Project Manager for the work described herein. The Project Managers will be the focal points for general relationship and process issues, and will be responsible for managing the overall relationship of the Parties. Project Managers will review the status of tasks and responsibilities hereunder as mutually agreed by the Parties. During the Term, the Parties shall meet on mutually agreeable dates and times to facilitate, review, coordinate, or otherwise carry out the Collaboration Activities. Such meetings shall take place at such locations as the Parties agree, and may be conducted in person or through telephonic or other electronic means. The Parties further acknowledge and agree that appropriate employees of the Parties may attend such meetings.

2.3 Development Budget. [****].

2.4 Staffing. Each Party agrees to cooperate and cause all necessary and appropriate employees and authorized contractors of such Party, and those of its Affiliates, to cooperate in such Party’s performance obligations under this Agreement; specifically VirTra will staff for the Project to levels as directed and approved by Modern Round. Each Party will use commercially reasonable efforts to timely complete the Collaboration Activities set forth herein, and each Party agrees to cooperate in good faith to allow the other Party to achieve completion of the assigned activities in a timely and professional manner. Each Party understands and agrees that the other Party’s performance of the assigned activities may depend on timely approvals and completion of certain tasks or adherence to schedules within the other Party’s control. Consequently, any scheduling of assigned activities may require adjustments or changes if such tasks or schedules change, are modified, or are not completed as anticipated. Each Party agrees, whenever reasonably possible, to provide notice in any case where scheduling needs to be adjusted.

2.5 Resources. Each Party will provide resources and utilize its employees and authorized contractors as it reasonably deems necessary to perform the Collaboration Activities based on approved expenditures. The manner and means used by each Party to perform the Collaboration Activities are in the sole discretion and control of the obligated Party.

2.6 Testing. The Parties shall perform validation testing of the elements of the Project developed under this Agreement at appropriate stages in accordance with a mutually generated test plan. The Parties will mutually agree to a Development Budget with respect to any validation testing with

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

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Modern Round being solely responsible for payment of the Monthly Expense and any Capital Expense pursuant to such Development Budget. Validation shall include the validation requirements as applicable for the end product, prototype, or part, the processes and all lower level component/sub-assemblies and related materials to be used. In addition to validation testing, Modern Round agrees that testing with representative customers prior to public release is important to ensure success and will be used as needed and a part of the Development Budget.

2.7 Ownership. Specifically excluding the Noma Software, VirTra shall retain all right, title, and interest in and to the Existing Scenarios, the Scenarios, the Integrated Software, and the Customizations. Modern Round shall retain all right, title, and interest in and to the Noma Software. Subject to the foregoing, the Parties each retain the entire right, title and interest in and to their respective developed technologies and intellectual property, subject only to any licenses expressly set forth herein.

2.8 Scenarios. The Parties hereby agree that all Scenarios existing as of the Effective Date, and not subject to use or license restrictions in any agreement between VirTra and a third party, are accurately described in Exhibit H, and are considered part of the VirTra Software and the Integrated Software hereunder. Where VirTra develops or has developed additional Scenarios after the Effective Date, VirTra shall promptly notify Modern Round, and such additional Scenarios shall be deemed part of VirTra Software. Modern Round may from time to time develop its own Scenarios, which shall be owned solely by Modern Round, and Modern Round shall have no obligation to use any Scenarios provided by VirTra; provided, however, that any [****]. VirTra hereby agrees that it shall develop and deliver additional Scenarios as set forth in the Development Plan during the Term of this Agreement.

3.	Licenses.

3.1 Licenses Granted by VirTra. During the Term and subject to Modern Round’s material compliance with the terms and conditions of this Agreement, VirTra hereby grants Modern Round an exclusive, non-transferrable Royalty-bearing right and license to use, execute, publicly perform, publicly display, digitally perform, copy and distribute the VirTra Software, including without limitations all Scenarios and Customizations: (a) solely in Object Code Format; (b) solely as integrated into the Integrated Software for use with Equipment; and (c) solely for use at Locations to operate the Concept in the Territory. Additionally, except for the Gander Mountain Locations, the GMP Market and Non-Concept Locations, at no time during the term of this Agreement shall VirTra grant, directly or indirectly, any licenses to any third party for the use of VirTra Software or the Customizations.

3.2 Licenses Granted by Modern Round.

(a) Noma Software. During the Term and subject to VirTra’s material compliance with the terms and conditions of this Agreement, Modern Round hereby grants VirTra a non-exclusive, non-transferrable right and license, without the right to grant sublicense, to use, execute, and copy the Noma Software solely to complete the Project and to ensure that the Concept functions properly with the Noma Software at each Location.

(b) Future Weapons. [****].

3.3 Termination of Licenses. Except as otherwise set forth herein, upon any expiration or termination of this Agreement, all licenses granted hereunder shall be terminated without further notice.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

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4.	Commercialization.

4.1 Commercialization. Modern Round will use its commercially reasonable efforts, with the commercially reasonable assistance of VirTra, to Commercialize and operate the Concept in Locations determined by Modern Round in the Territory.

4.2 Support. During the Term and during each Location’s normal business hours, VirTra shall provide technical support and advice regarding the use of the VirTra Technology together with the Modern Round Technology via telephone and email (“Support”). Modern Round shall be billed for Support charges [****]. Modern Round shall provide at least one (1) Modern Round employee (each, a “Technical Contact”) to receive such Support, which Technical Contact shall be responsible to communicate Support to each corresponding Location operator. In no event shall VirTra be responsible for providing Support directly to Location operators unless otherwise agreed to by VirTra. Such Support shall include the provision to Modern Round, and the integration into new versions of the Integrated Software, of all updates, enhancements, corrections, versions and releases of the VirTra Software, Customizations and Scenarios (collectively, “Updates”). The consideration for Support provided by VirTra shall be [****].

4.3 Commercial Milestones. Modern Round will open its first Location in the US or Canada (the “First Commercial Milestone”) on or before one (1) of the following dates (each, a “Milestone Date”): (a) the eighteen (18) month anniversary of the Effective Date with respect to any Location to be housed in a physical facility that is in existence as of the Effective Date, or (b) the twenty-four (24) month anniversary of the Effective Date with respect to any Location to be housed in a Modern Round-newly-constructed facility. Notwithstanding any other provision the First Commercial Milestone shall occur no later than twenty-four (24) months after the Effective Date. The Parties acknowledge and agree that Modern Round’s failure to achieve the First Commercial Milestone by the applicable Milestone Date shall be subject to Section 4.4, unless as otherwise mutually agreed by the Parties. Additionally, Modern Round shall open at least one Location outside the US and Canada (the “Second Commercial Milestone”) no later than the five (5) year anniversary of the Effective Date. The Parties acknowledge and agree that Modern Round’s failure to achieve the Second Commercial Milestone by the applicable Milestone Date shall be subject to Section 4.4, unless as otherwise mutually agreed by the Parties.

4.4 Loss of Exclusivity.

(a) In the event that (i) Modern Round does not achieve the First Commercial Milestone by the applicable Milestone Date, and (ii) Modern Round fails to pay to VirTra the corresponding Minimum Royalty Payment for any 12-month period as specified under Section 5.4, the exclusive licenses granted by VirTra under Section 3 for the US and Canada will become non-exclusive. Additionally, after conversion to non-exclusive licenses, VirTra shall have no further obligation to: i) license Modern Round to operate the Concept at any new Location in the US or Canada; or ii) provide Modern Round with any new Scenarios for the US or Canada that were completed after Modern Round’s failure as set forth in Section 4.3.

(b) In the event that (i) Modern Round does not achieve the Second Commercial Milestone by the five (5) year anniversary of the Effective Date, and (ii) Modern Round fails to pay to VirTra the corresponding Minimum Royalty Payment for any 12-month period as specified under Section 5.4, the exclusive licenses granted by VirTra under Section 3 for Locations outside the US and Canada will become non-exclusive. Additionally, after conversion to non-exclusive licenses, VirTra shall have no further obligation to: i) license Modern Round to operate the Concept at any new Location outside the

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

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US or Canada; or ii) provide Modern Round with any new Scenarios for use outside the US or Canada that were completed after Modern Round’s failure as set forth in Section 4.3.

4.5 Equipment. From time to time, Modern Round may submit to VirTra one or more written or electronic purchase orders for the purchase of certain Equipment, including projectors. VirTra shall use its diligent efforts to accept and fulfill on a timely basis all such purchase orders, and the prices payable thereunder shall be [****]. Where Equipment or other materials are to be sold by VirTra vendors, Modern Round hereby agrees to pay such vendors directly upon request by VirTra, [****].

4.6 Commercialization at Non-Concept Locations. From time to time, VirTra may submit one or more written proposals for Non-Concept Location business opportunities to the Chairman and CEO of Modern Round. Should Modern Round disapprove, Modern Round shall submit a written explanation of the reasons for disapproval within ten (10) days of receipt of any written proposal. Should Modern Round not respond within ten (10) days of receipt of a written proposal for a Non-Concept Location business opportunity, the Non-Concept Location business opportunity shall be deemed approved.

5.	Payments.

5.1 Monthly Expense and Reconciliation.

(a) Monthly Expense. [****].

(b) Reconciliation Process. Within five (5) business days after the end of each month during the term of any Development Plan, VirTra will submit to Modern Round a monthly invoice for the actual costs of conducting the services contemplated by the Development Plan in the immediately preceding month, including a reasonably detailed itemization of such costs. To the extent the invoiced amounts are less than the Monthly Expense for such month (the “Surplus”), the Surplus shall be credited against the subsequent month’s Monthly Expense owed to VirTra by Modern Round. To the extent the invoiced amounts are more than the Monthly Expense (the “Shortfall”), then Modern Round shall pay to VirTra the Shortfall, so long as Modern Round approved or does approve the expenses, within fifteen (15) calendar days after receiving each such monthly invoice, along with the subsequent month’s Monthly Expense when due. The Parties agree that the prior written approval of Modern Round is required before Modern Round is obligated to pay to VirTra any Shortfall that is more than 10% percent of the corresponding month’s Monthly Expense.

5.2 Capital Items. [****].

5.3 Equity.

(a) Modern Round Stock. On the Effective Date, Modern Round shall issue to VirTra 1,365,789 units, representing five percent (5%) of the units representing an ownership interest in Modern Round (“Units”), on a fully-diluted basis, including Units subject to outstanding options, warrants, and other purchase rights, provided that (1) Modern Round shall issue to VirTra, for no additional consideration, such additional Units as may be necessary to assure that all Units granted to VirTra equal one percent (1%) of the outstanding Units of Modern Round on a fully-diluted basis, and (2) Modern Round shall allow VirTra the right to participate to the extent of five percent (5%) of any offerings of Units effected by Modern Round to third parties for the primary purpose of raising funds by providing at least fifteen (15) days’ notice prior to any such offering, but such right shall exist only during

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the period that Modern Round is a privately held limited liability company and shall be reduced proportionately to reflect any sale or other disposition of Units by VirTra.

(b) VirTra Warrants.

(1) On the Effective Date, VirTra shall issue to Modern Round or to its designated affiliates, for no additional consideration, one or more warrants in the form of Exhibit A to purchase shares of VirTra’s common stock totaling five percent (5%) of the capital stock of VirTra on a fully-diluted and as-converted basis as of the Effective Date, which shall be exercisable commencing at the earlier of the first anniversary of Modern Round opening its first range facility utilizing VirTra Technology or after Modern Round opening its first range facility utilizing VirTra Technology and the payment of all required US/Canada Minimum Royalty Payments during the first 12 month period has been made to VirTra.

(2) On the Effective Date, VirTra shall issue to Modern Round or to its designated affiliates, for no additional consideration, a warrant in the form of Exhibit B to purchase shares of VirTra’s common stock totaling five percent (5%) of the capital stock of VirTra on a fully-diluted and as-converted basis as of the Effective Date, which shall be exercisable commencing at the time that Modern Round has paid VirTra at least $2,000,000 in Royalty payments pursuant to this Agreement.

(c) Modern Round Warrants. On the Effective Date, Modern Round shall issue to VirTra, for no additional consideration, a warrant in the form of Exhibit C to purchase1,365,789 Units of Modern Round, representing five percent (5%) of the outstanding Units of Modern Round on a fully-diluted basis, including Units subject to outstanding options, warrants, and other purchase rights, which shall be exercisable commencing on the twelve (12) month anniversary of the opening of Modern Round’s first range facility utilizing VirTra Technology pursuant to this Agreement.

5.4 Royalties. During the period of time beginning on the applicable Milestone Date and extending until the termination of this Agreement (the “Royalty Period”), Modern Round will pay VirTra the following royalty payments (“Royalties”):

(a) Royalty Payment. Modern Round will pay or cause to be paid to VirTra on or about the first business day of each month during the Term a monthly license fee equal to seven percent (7%) of the Gross Revenue during the prior month at each Location that uses the Integrated Software and/or any VirTra Technology.

(b) Minimum Royalty Payment (US and Canada). Beginning with the subsequent 12-month period following the applicable Milestone Date, and continuing thereafter during the Term, Modern Round agrees that if the total Royalty payments paid to VirTra under Section 5.4(a) hereof for Locations in the United States and Canada together do not total at least the minimum Royalty amount specified in the table set forth below for such 12-month period (the “US/Canada Minimum Royalty Payment”), Modern Round may pay to VirTra within thirty (30) days after the end of each such 12-month period, as additional Royalty payments, the difference between (a) the amount of total Royalty payments paid to VirTra by Modern Round in such 12-month period and (b) the US/Canada Minimum Royalty Payment for such 12-month period.

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Table of Minimum Royalty Payments (US and Canada)

12-Month Period	US/Canada Minimum Royalty Payment
1	$280,000
2	$560,000
3	$840,000
Each 12-month period thereafter	$840,000

(c) Minimum Royalty Payment (Other Than US). Beginning with the subsequent 12-month period following the opening of a Location other than in the US and Canada, and continuing thereafter during the Term, Modern Round agrees that if the total Royalty payments paid to VirTra under Section 5.4(a) hereof for Locations outside the United States and Canada do not total at least the minimum Royalty amount specified in the table set forth below for such 12-month period (the “Non-US/Canada Minimum Royalty Payment”), Modern Round may pay to VirTra within thirty (30) days after the end of each such 12-month period, as additional Royalty payments, the difference between (a) the amount of total Royalty payments paid to VirTra by Modern Round in such 12-month period and (b) the Non-US/Canada Minimum Royalty Payment for such 12-month period.

Table of Minimum Royalty Payments (Other Than US and Canada)

12-Month Period	Non-US/Canada Minimum Royalty Payment
1	$280,000
2	$560,000
3	$840,000
Each 12-month period thereafter	$840,000

5.5 Reports and Royalty Payments. Within ten (10) business days after the end of each month during the Royalty Period, Modern Round will deliver to VirTra a report setting forth for such month the Gross Revenue for each Location that uses the Integrated Software and/or any VirTra Technology. Modern Round will make payment to VirTra for all Royalty amounts owed to VirTra within thirty (30) days of the end of the applicable month.

5.6 Taxes and Withholding. All payments under this Agreement will be made without any deduction or withholding for or on account of any tax unless such deduction or withholding is required by applicable laws or regulations. If Modern Round is so required to deduct or withhold, Modern Round will (a) promptly notify VirTra of such requirement, (b) pay to the relevant authorities the full amount required to be deducted or withheld promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against VirTra, (c) promptly forward to VirTra an official receipt (or certified copy) or other documentation reasonably acceptable to VirTra evidencing such payment to such authorities, and (d) make payments due to VirTra net of such deductions or withholdings.

5.7 Overdue Payments. If any payment due under this Agreement (other than payments that are the subject of a good faith dispute between the Parties) is overdue, Modern Round will pay interest to VirTra at a rate per annum equal to the lesser of the prime rate of interest, as reported by New York edition of The Wall Street Journal on the last business day of the applicable month, plus one percent (1%), or the highest rate permitted by applicable law, calculated on the number of days such payments are paid after the date such payments are due.

5.8 Maintenance of Records; Audits.

(a) Record Keeping. Each Party will keep, and will cause its Affiliates to keep, books and accounts of record in connection with its obligations under this Agreement (including those

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necessary for determining the Gross Revenue for each Location) in sufficient detail to permit accurate determination of all figures necessary for verification of Monthly Expenses, Capital Expenses, and Royalty payments to be paid pursuant to this Agreement. Each Party will maintain, and will cause its Affiliates to maintain, such records for a period of at least three (3) years after any termination of this Agreement.

(b) Audits. During the Term and for three (3) years following any termination or expiration of this Agreement, upon thirty (30) days’ prior written notice from VirTra to Modern Round and no more than one (1) time in any twelve (12) month period, Modern Round will permit VirTra’s designated certified public accountant who is reasonably acceptable to Modern Round to examine, at VirTra’s initial expense (subject to the last sentence in this Section 5.8(b)), the relevant books and records of Modern Round, and its Affiliates as may be reasonably necessary to verify the amounts reported by Modern Round as Gross Revenue for each Location. Such accountant will be provided access to such books and records at Modern Round’s facility(ies) where such books and records are normally kept and such examination will be conducted during the Modern Round’s normal business hours. Upon completion of the audit, the accountant will provide both Modern Round and VirTra a written report disclosing any discrepancies in the reports submitted by Modern Round under this Agreement, and, in each case, the specific details concerning any discrepancy or breach. If such accountant’s report reveals an underpayment pursuant to this Agreement, Modern Round will pay to VirTra the additional payments within thirty (30) days of the date Modern Round receives such accountant’s written report so correctly concluding. If such underpayment exceeds 5% of the payments that were due to VirTra, Modern Round also will reimburse VirTra for all reasonable out-of-pocket expenses incurred in conducting the audit.

(c) Confidentiality. All information of Modern Round that is subject to audit under Section 5.8(b) will be deemed to be Confidential Information of Modern Round, and neither the accountant nor VirTra will disclose such Confidential Information to any third party or use such Confidential Information for any purpose other than verifying payments to be made hereunder.

6.	Intellectual Property Rights.

6.1 VirTra Ownership and Intellectual Property Rights. Modern Round acknowledges and agrees that VirTra is the exclusive owner or authorized licensee of all VirTra Technology and retains all right, title, and interest in and to the VirTra Technology and all associated intellectual property rights. Modern Round’s rights to the VirTra Technology are set forth in this Agreement and all rights not expressly granted to Modern Round hereunder are reserved exclusively to VirTra.

6.2 Modern Round Ownership and Intellectual Property Rights. VirTra acknowledges and agrees that Modern Round is the exclusive owner or authorized licensee of all Modern Round Technology and retains all right, title, and interest in and to the Modern Round Technology and all associated intellectual property rights. VirTra’s rights to the Modern Round Technology are set forth in this Agreement and all rights not expressly granted to VirTra hereunder are reserved exclusively to Modern Round.

6.3 Protection. Except as otherwise set forth in this Agreement, during the Term, each Party agrees that it shall not directly or indirectly through any entity owned or controlled by such Party offer goods or services that compete with the goods or services offered at any Location. Without limiting the generality of the foregoing, and except for the GMP Market and the Gander Mountain Locations, in no event shall VirTra license any third party to use the VirTra Software or Scenarios at any facility other than a Non-Concept Location during the Term. In addition, Modern Round hereby agrees that it shall not offer goods or services in the GMP Market.

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7.	Confidentiality and Non-Solicitation.

7.1 Confidentiality. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, the Parties agree that, for the Term and for five (5) years after any termination of this Agreement, and thereafter for so long as any such Confidential Information remains protectable or legally enforceable under a related agreement or under any applicable law, including (without limitation) applicable copyright, trade secret and patent laws, each Party (the “Receiving Party”) receiving any Confidential Information of the other Party (the “Disclosing Party”) hereunder will keep such Confidential Information confidential and will not publish or otherwise disclose or use such Confidential Information for any purpose other than as provided for in this Agreement, except for Confidential Information that the Receiving Party can establish:

(a) was already known by the Receiving Party (other than under an obligation of confidentiality) at the time of disclosure by the Disclosing Party and the Receiving Party has documentary evidence to that effect;

(b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party;

(c) became generally available to the public or otherwise part of the public domain after its disclosure or development, as the case may be, other than through any act or omission of the Receiving Party or any of its Affiliates;

(d) was disclosed to the Receiving Party, other than under an obligation of confidentiality, by a third party who had no obligation to the Disclosing Party not to disclose such information to others; or

(e) was independently discovered or developed by or on behalf of the Receiving Party without the use of any Confidential Information belonging to the Disclosing Party and the Receiving Party has contemporaneous documentary evidence to that effect.

7.2 Use. Each Receiving Party shall safeguard all Confidential Information received by it using a reasonable degree of care, but not less than that degree of care used by the Receiving Party in safeguarding its own similar information or material, and prevent unauthorized, negligent or inadvertent use or disclosure thereof. Each Receiving Party will have the right to use the Disclosing Party’s Confidential Information in carrying out the Receiving Party’s responsibilities or exercising its rights under this Agreement, or as otherwise expressly authorized by this Agreement; provided, however, that the Receiving Party shall limit access to any Confidential Information received by it to only those directors, officers, Affiliates, associates, partners, employees, authorized contractor or advisors (“Representatives”) as are critically necessary for the sole purpose of performing the Receiving Party’s obligations under this Agreement (it being agreed that, prior to any such disclosure, such Representatives shall be informed by Receiving Party of the confidential nature of such information and that by receiving such information they are agreeing to be bound by this Agreement and, if the Disclosing Party so requests, that such Representative enters into a confidentiality agreement with the Disclosing Party on terms equivalent to those contained in this Agreement), and Receiving Party hereby agrees to be responsible for any breach of this Agreement by any of its Representatives, and, further, Receiving Party agrees, at its sole expense, to take all reasonable measures (including, but not limited to, court proceedings) to restrain its Representatives from prohibited or unauthorized disclosure or use of the Confidential Information.

7.3 Disclosure.

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(a) Request for Disclosure. No Receiving Party shall disclose any Confidential Information of the Disclosing Party. In the event any Receiving Party receives any valid request (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose (i) any Confidential Information of the Disclosing Party or (ii) any information relating to Receiving Party’s opinion, judgment or recommendations concerning the Disclosing Party, the Receiving Party shall provide the Disclosing Party with prompt written notice of such request so that the Disclosing Party may seek an appropriate protective order and/or waive Receiving Party’s compliance with the provisions of this Agreement.

(b) SEC Filings and Related Disclosures. Either Party may disclose the terms of this Agreement (i) to the extent required, in the reasonable opinion of such Party’s legal counsel, to comply with applicable laws, including, without limitation, the rules and regulations promulgated by the United States Securities and Exchange Commission and (ii) in connection with a prospective acquisition, merger, financing or license for such Party, to prospective acquirers or merger candidates or to existing or potential investors or licensees; provided, however, that prior to such disclosure each such candidate or investor will agree in writing to be bound by obligations of confidentiality and non-use at least equivalent in scope to those set forth in this Section 7. If a Party discloses this Agreement or any of the terms hereof in accordance with this Section 7.3, such Party agrees, at its own expense, to seek confidential treatment of portions of this Agreement or such terms, as may be reasonably requested by the other Party.

7.4 Public Announcements. VirTra and Modern Round will, from time to time and at the request of the other Party, discuss and agree on the general information content relating to this Agreement that may be publicly disclosed. Effective upon the Effective Date, the Parties have agreed to the content of a press release publicly announcing this Agreement. Except as may be appropriate for Modern Round to make in connection with its Commercialization activities as contemplated hereunder, neither Party will make any public announcement regarding this Agreement without the prior written approval of the other Party; provided, however, that in no event shall Modern Round disclose any Confidential Information of VirTra without VirTra’s prior written consent.

7.5 Non-Solicitation. During the Term and for two (2) years after any termination of this Agreement, neither Party shall, nor shall either Party cause, assist or permit any of its Affiliates or Representatives to, without obtaining the other Party’s prior written consent, solicit for employment any of the current officers or employees of such other Party. The term “solicit for employment” does not include any general solicitation or advertising for employment through the mass media, the internet or job fairs to fill one or more positions on a basis consistent with the soliciting Party’s past practice.

7.6 Equitable Relief. Each Party acknowledges and agrees that its covenants and obligations under Section 6 and Section 7 are necessary and reasonable in order to protect the legitimate business interests of the Parties and that neither Party would disclose or continue to disclose any Confidential Information to the other or enter into this Agreement without its prior undertaking of such covenants and obligations. Each Party further acknowledges and agrees that any violation or threatened violation by it (or any of its representatives) of its covenants and obligations hereunder would cause irreparable injury to the other Party and that monetary damages, even if determinable, would not alone be adequate to compensate for such injury. Accordingly, the Parties agree that, in addition to any other remedy that may be available to them at law, they each shall be entitled to injunctive relief, specific performance and other equitable remedies in furtherance of this Agreement without posting bond or other security and without having to prove actual damage or harm.

8.	Representations, Warranties and Covenants.

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8.1 Representations and Warranties of Each Party. Each of the Parties hereby represents, warrants, and covenants to the other Parties as follows:

(a) It is a Person, as the case may be, duly organized and validly existing under the laws of the state or other jurisdiction of its incorporation or formation.

(b) The execution, delivery and performance of this Agreement by such Party has been duly authorized by all requisite corporate or limited liability company action, as the case may be, and does not require any shareholder or manager or member action or approval, as the case may be, or if such approval is required, such approval has been obtained.

(c) It has the corporate or limited liability company power and authority, as applicable, to execute and deliver this Agreement and to perform its obligations hereunder.

(d) The execution, delivery and performance by such Party of this Agreement and its compliance with the terms and provisions hereof does not and will not conflict with or result in a breach of any of the terms and provisions of or constitute a default under, or result in a right to accelerate payment under, obligation to make any payment pursuant to, or loss of material rights under, (i) any loan agreement, guaranty, financing agreement, agreement relating to it or its property; (ii) the provisions of its certificate of incorporation, bylaws, articles of organization, operating agreement, or any other operative documents, as applicable; (iii) any order, writ, injunction or decree of any court or governmental authority entered against it or by which any of its property is bound; or (iv) any applicable law, rule, regulation or permit.

(e) It will at all times comply with all material laws and regulations applicable to its activities under this Agreement.

(f) It does not have in effect, and after the Effective Date, will not enter into, any oral or written agreement or arrangement that is or would be inconsistent with its obligations under this Agreement.

8.2 Additional Representations, Warranties and Covenants of VirTra. In addition to the representations, warranties and covenants made by VirTra elsewhere in this Agreement, VirTra hereby represents, warrants, and covenants to Modern Round that:

(a) To the best of VirTra’s knowledge, as of the Effective Date, the VirTra Technology does not infringe any third party intellectual property rights.

(b) Effective as of the Effective Date, VirTra will execute a joinder agreement to the Operating Agreement and will execute that certain First Amendment to the Operating Agreement in the form attached hereto as Exhibit D.

8.3 Additional Representations, Warranties and Covenants of Modern Round. In addition to the representations, warranties and covenants made by Modern Round elsewhere in this Agreement, Modern Round hereby represents, warrants, and covenants to VirTra that:

(a) Modern Round’s Units to be issued to VirTra on the Effective Date pursuant to this Agreement equals five percent (5%) of the equity interests of Modern Round on a fully-diluted and as-converted basis as of the Effective Date, are duly authorized and, when issued in accordance with Section 5.3(a) hereof, will be validly issued, fully paid and nonassessable equity interests of Modern Round, and will be free and clear of all taxes, liens and charges. Effective on the Effective Date, the

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issuance of such Units (i) will be duly authorized pursuant to all requisite entity action by Modern Round and its managers and members, (ii) will not conflict with the articles of organization, operating agreement, or other governing documents of Modern Round, (iii) will comply in all respects with all applicable laws, (iv) will be enforceable pursuant to the terms and conditions of this Agreement and the Operating Agreement, and (v) result in VirTra being the owner of record, and having good, valid and marketable title in, to and under such Units.

(b) The Modern Round Balance Sheet dated December 31, 2104, and delivered to VirTra, is true, correct and complete in all respects and accurately presents the financial position of Modern Round for the period covered thereby.

(c) Modern Round is not required to qualify to do business as a foreign limited liability company in any jurisdiction in respect of its business, and does not have any activities, assets, employees, offices, operations and/or properties located in any jurisdiction, other than the State of Nevada.

(d) Other than the Operating Agreement, there are no other voting trust agreements, members’ agreements, other arrangements to vote equity jointly, equity pledges or other agreements affecting voting, transfer or ownership of the equity securities of Modern Round.

(e) At a minimum interval of a quarterly basis, Modern Round shall provide to VirTra a copy of any financial records and reports that Modern Round provides to each of its members and holders of its equity interests.

(f) To the best of Modern Round’s knowledge, as of the Effective Date, the Modern Round Technology does not infringe any third party intellectual property rights.

(g) Modern Round has both the means and the intent to invest the funds needed to develop a professional product for the Concept, to properly test products, and to adapt products to enhance the chances of success prior to the Commercial Milestone.

(h) Effective as of the Effective Date, Modern Round will execute, and will cause each of its managers and members to execute, that certain First Amendment to the Operating Agreement in the form attached hereto as Exhibit D.

8.4 Warranty Disclaimer. THE FOREGOING WARRANTIES IN THIS SECTION 8 BY EACH PARTY ARE IN LIEU OF ANY OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR ANY IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT, ALL OF WHICH ARE HEREBY SPECIFICALLY EXCLUDED AND DISCLAIMED.

9.	Term and Termination.

9.1 Term. The term of this Agreement will commence on the Effective Date and will continue so long as Modern Round exercises any rights hereunder with respect to the VirTra Technology (the “Term”), unless terminated earlier in accordance with this Agreement.

9.2 Termination for Cause. This Agreement may be terminated in its entirety at any time during the Term upon written notice by either Party if the other Party (the “Breaching Party”) is in breach

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of any material obligation under this Agreement and has not cured any such material breach for thirty (30) days as measured from the date written notice of such material breach is given to the Breaching Party.

9.3 Effects of Termination for Cause.

(a) Effect of Termination by VirTra for Cause. If Modern Round is the Breaching Party and VirTra terminates this Agreement in accordance with Section 9.1, then Modern Round will, within fifteen (15) calendar days of the termination, pay VirTra all amounts due and owing pursuant to this Agreement prior to the date of termination and Section 6 and Section 7 will survive any such termination.

(b) Effect of Termination by Modern Round for Cause. If VirTra is the Breaching Party and Modern Round terminates this Agreement in accordance with Section 9.1, then Modern Round may elect to have all or any portion of the licenses granted to Modern Round pursuant to Section 3 survive, in which case Modern Round’s obligations to VirTra under Sections 5.3, 5.4, 5.5, 5.6 and 5.7 will continue to the extent that Modern Round elects to retain such license.

9.4 Termination Rights upon Insolvency of VirTra. This Agreement may be terminated in its entirety at any time during the Term by Modern Round if at any time during the Term (a) a case is commenced by or against VirTra under the U.S. bankruptcy code, (b) VirTra files for or is subject to the institution of bankruptcy, liquidation or receivership proceedings (other than a case under the U.S. bankruptcy code), (c) VirTra assigns all or a substantial portion of its assets for the benefit of creditors, (d) a receiver or custodian is appointed for VirTra’s business, or (e) a substantial portion of VirTra’s business is subject to attachment or similar process; provided, however, that in the case of any involuntary case under the U.S. bankruptcy code, such right to terminate will only become effective if VirTra consents to the involuntary bankruptcy or receivership or such proceeding is not dismissed within sixty (60) days after the commencement thereof.

9.5 Termination upon Insolvency of Modern Round. This Agreement may be terminated in its entirety at any time during the Term by VirTra if (a) a case is commenced by or against Modern Round under the U.S. bankruptcy code, (b) Modern Round files for or is subject to the institution of bankruptcy, liquidation or receivership proceedings (other than a case under the U.S. bankruptcy code), (c) Modern Round assigns all or a substantial portion of its assets for the benefit of creditors, (d) a receiver or custodian is appointed for Modern Round’s business, or (e) a substantial portion of Modern Round’s business is subject to attachment or similar process; provided, however, that in the case of any involuntary case under the U.S. bankruptcy code, such right to terminate will only become effective if Modern Round consents to the involuntary bankruptcy or receivership or such proceeding is not dismissed within sixty (60) days after the filing thereof.

9.6 Remedies Cumulative. Any termination under Section 9.2 above will be in addition to, and not in substitution for or a condition to, the pursuit of any other remedies available under this Agreement or in law or equity. Without limiting the foregoing, in the event of a breach by either Party of this Agreement, subject to Section 10.7, the Party that is not the Breaching Party, without exercising any right of termination otherwise available to it, may pursue its remedies for damages or other relief under the dispute resolution procedures set forth in Section 11.6.

9.7 Return of Confidential Information. Upon any termination of this Agreement, each Party will promptly return to the other Party, delete or destroy all relevant records and materials in such Party’s possession or control containing Confidential Information of the other Party. Upon the return of such materials, such Party agrees to certify, in writing, that all of the foregoing records and materials have been returned to the other Party or destroyed.

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9.8 Survival of Certain Obligations. Expiration or termination of the Agreement will not relieve the Parties of any obligation accruing before such expiration or termination. The following provisions of this Agreement will survive the expiration or termination of the Agreement: Sections 5.8 (Maintenance of Records; Audits), 6 (Intellectual Property Rights), 7 (Confidentiality and Non-Solicit), 9.3 (Effects of Termination for Cause), 10 (Indemnification and Insurance), and 11 (Miscellaneous); and, for purposes of clarification, until the Royalty Period has expired, the following provisions of this Agreement will survive: Sections 5.3 (Equity), 5.4 (Royalties), 5.5 (Reports and Royalty Payments), 5.6 (Taxes and Withholding), and 5.7 (Overdue Payments). Except as set forth in this Section 9.8, upon termination or expiration of this Agreement, all other rights and obligations under this Agreement shall then be null and void and have no further force and effect. Any expiration or early termination of this Agreement will be without prejudice to the rights of either Party against the other accrued or accruing under this Agreement before termination.

10.	Indemnification and Insurance.

10.1 Indemnification by Modern Round. Subject to Section 10.4 below, Modern Round will indemnify, defend and hold harmless VirTra, its Affiliates, and their respective managers, members, directors, officers, stockholders, employees and agents (each, a “VirTra Indemnitee”) from and against any third party claims, suits, losses, liabilities, damages, costs, fees and expenses (including reasonable attorneys’ fees) (collectively, “Losses”) arising out of or resulting from, directly or indirectly: (a) any material breach of, or inaccuracy in, any representation or warranty made by Modern Round in this Agreement, or any breach or violation of any covenant or agreement of Modern Round in or pursuant to this Agreement; (b) the negligence or willful misconduct by or of Modern Round and its Affiliates, and their respective managers, members, directors, officers, stockholders, employees and agents with respect to this Agreement; (c) the Commercialization and operation of the Concept at a Location by Modern Round and its Affiliates, as the case may be.

10.2 Indemnification by VirTra. Subject to Section 10.3 below, VirTra agrees to indemnify, defend and hold harmless Modern Round, its Affiliates, and their respective managers, members, directors, officers, stockholders, employees and agents (“Modern Round Indemnitees”) from and against only those Losses reasonably arising out of or resulting from, directly or indirectly: (a) any material breach of, or inaccuracy in, any representation or warranty made by VirTra in this Agreement, or any breach or violation of any covenant or agreement of VirTra in or pursuant to this Agreement; or (b) the negligence or willful misconduct by or of VirTra, its Affiliates, and their respective managers, members, directors, officers, stockholders, employees and agents.

10.3 Intellectual Property Indemnification by VirTra. VirTra shall defend, indemnify and hold harmless Modern Round Indemnitees from and against any Losses arising out of or in connection with a claim that the VirTra Technology, when used within the scope of this Agreement, infringes, violates or misappropriates a valid third party patent, copyright or other proprietary right, provided that VirTra is notified promptly in writing of the action, Modern Round has not reached any compromise or settlement of such action or made any admissions in respect of the same, and VirTra is given the option, at its expense, to control the action and receives all requested reasonable assistance from Modern Round to defend the same. Notwithstanding the foregoing, VirTra shall have no obligation for indemnification for any Losses reasonably related to: (a) any use of the Modern Round Technology alone; (b) any combination or operation of the Modern Round Technology or the VirTra Technology with any third party technology or product; or (c) any addition to or modification made to the VirTra Technology that is specifically requested by or directed by Modern Round. Should any third party infringement claim be made against VirTra, for which VirTra lacks third party indemnification, then VirTra may, at its sole option and expense (i) replace or modify the VirTra Technology so that it becomes non-infringing; (ii) procure any necessary right and license to allow Modern Round to continue to offer and operate the

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Concept at the Locations; or (iii) if neither of the previous options are commercially practicable, require Modern Round to terminate use of the VirTra Technology and Modern Round’s obligation to pay Royalties shall be suspended during any period of non-operation of the Concept at the Locations necessitated by any third party infringement claim.

10.4 Intellectual Property Indemnification by Modern Round. Modern Round shall defend, indemnify and hold harmless VirTra Indemnitees from and against any Losses arising out of or in connection with a claim that the Modern Round Technology, when used within the scope of this Agreement, infringes, violates or misappropriates a valid third party patent, copyright or other proprietary right, provided that Modern Round is notified promptly in writing of the action, VirTra has not reached any compromise or settlement of such action or made any admissions in respect of the same, and Modern Round is given the option, at its expense, to control the action and receives all requested reasonable assistance from VirTra to defend the same. Notwithstanding the foregoing, Modern Round shall have no obligation for indemnification for any Losses reasonably related to: (a) any use of the VirTra Technology alone; (b) any combination or operation of the Modern Round Technology or the VirTra Technology with any third party technology or product; or (c) any addition to or modification made to the Modern Round Technology that is specifically requested by or directed by VirTra. Should any third party infringement claim be made against Modern Round, for which Modern Round lacks third party indemnification, then Modern Round may, at its sole option and expense (i) replace or modify the Modern Round Technology so that it becomes non-infringing; (ii) procure any necessary right and license to allow VirTra to continue to offer and operate the Concept at the Locations; or (iii) if neither of the previous options are commercially practicable, require VirTra to terminate use of the Modern Round Technology.

10.5 Indemnification Procedure. In the event of any such claim against any Modern Round Indemnitee or VirTra Indemnitee (individually, an “Indemnitee”), the Indemnitee will promptly notify the other Party in writing of the claim and the indemnifying Party will manage and control, at its sole expense, the defense of the claim and its settlement. The Indemnitee will cooperate with the indemnifying Party and may, at its option and expense, be represented in any such action or proceeding. The indemnifying Party will not be liable for any settlements, litigation costs or expenses incurred by any Indemnitee without the indemnifying Party’s written authorization. Notwithstanding the foregoing, if the indemnifying Party believes that any of the exceptions to its obligation of indemnification of any Indemnitee set forth in this Section 10 may apply, the indemnifying Party will promptly notify such Indemnitees, which will then have the right to be represented in any such action or proceeding by separate counsel at their expense; provided that the indemnifying Party will be responsible for payment of such expenses if such Indemnitees are ultimately determined to be entitled to indemnification from the indemnifying Party. The indemnifying Party will not settle any claims against any Indemnitee in any way that adversely impacts such Indemnitee or its Affiliates without obtaining the prior written consent of such Indemnitee, which consent will not be unreasonably withheld.

10.6 Sole Remedy. The indemnification provisions set forth in Sections 10.1, 10.2, 10.3, or 10.4 constitute the sole and exclusive remedies of the VirTra Indemnitees and Modern Round Indemnitees, respectively, for any and all Losses suffered by such Indemnitees in respect of this Agreement

10.7 Insurance. Each Party shall, at such Party’s expense and at all times during the Term, hold and maintain commercially reasonable insurance policies with minimum limits as set forth below. Such insurance must be with an insurance company of nationally recognized standing with a rating of A-/Class IX, or better, as rated by A.M. Best and must name the other Party as an additional insured for all liability coverage related to or arising from performance under this Agreement. Each Party’s insurance shall be primary insurance and non-contributory to that maintained by such Party. Each Party waives all rights of subrogation, with respect to all applicable insurance policies, against the other Party, its

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managers, officers, directors, agents, employees and against other contractors and vendors, to the extent of such Party’s negligence. Each Party shall provide at least thirty (30) days written notice to the other Party in the event of any material changes, cancellation and renewal of such Party’s insurance policies. Prior to the performance of any services under this Agreement, certificates of insurance evidencing satisfactory coverage of the types and limits set forth below shall be furnished to each Party. The limits set forth below do not in any way limit liability assumed elsewhere in this Agreement.

(a) General Liability Insurance. Commercial general liability insurance with limits not less than $1,000,000 each occurrence for bodily injury or property damage and $2,000,000 in the aggregate.

(b) Workers Compensation Insurance. Workers compensation insurance in accordance with applicable state law, and including Employer’s Liability for all employees of each Party in the amount of $1,000,000 per accident.

10.8 Limitations on Liability. EXCEPT FOR THEIR RESPECTIVE OBLIGATIONS UNDER SECTION 7 (CONFIDENTIALITY AND NON-SOLICIT), SECTION 10.2 (INDEMNIFICATION BY VIRTRA), AND SECTION 10.4 (INDEMNIFICATION BY MODERN ROUND), NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY EXEMPLARY, INCIDENTAL, SPECIAL OR PUNITIVE DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ITS SUBJECT MATTER (INCLUDING, WITHOUT LIMITATION, LOST PROFITS), REGARDLESS OF WHETHER A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES IN ADVANCE OR WHETHER SUCH DAMAGES ARE REASONABLY FORESEEABLE. EXCEPT FOR VIRTRA’s OBLIGATIONS UNDER SECTION 7 (CONFIDENTIALITY AND NON-SOLICIT) OR SECTION 10.2 (INDEMNIFICATION BY VIRTRA), IN NO EVENT SHALL VIRTRA BE LIABLE FOR DAMAGES IN EXCESS OF THE SUM OF ALL ROYALTY PAYMENTS VIRTRA HAS RECEIVED FROM MODERN ROUND UNDER THE TERMS OF THIS AGREEMENT DURING THE TWELVE (12) MONTH PERIOD PRECEDING THE DATE THE CLAIM AROSE.

11.	Miscellaneous

11.1 Governing Law. This Agreement, the rights of the Parties and all claims arising under or in connection herewith, will be governed by and interpreted in accordance with the domestic substantive laws of the State of Arizona, without regard to any choice or conflict of law principles that would cause the application of the laws of any other jurisdiction.

11.2 Assignment. Neither this Agreement, nor any right or interest hereunder, will be assignable by either Party without the prior written consent of the other Party, which consent will not be unreasonably withheld or delayed. Notwithstanding the foregoing, either Party may assign their respective rights and obligations hereunder to an Affiliate or to a third party that acquires all or substantially all of that Party’s assets or equity. This Agreement will be binding upon the permitted successors and assigns of the Parties and the name of a Party appearing herein will be deemed to include the names of such Party’s successors and permitted assigns to the extent necessary to carry out the intent of this Agreement. Any assignment not in accordance with this Section 11.2 will be void.

11.3 Further Assurances. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of the Agreement.

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11.4 Force Majeure. The failure of either Party to timely perform any obligation under this Agreement (except for any obligations to make payments to the other Party hereunder) by reason of epidemic, earthquake, riot, civil commotion, fire, act of God, war, terrorist act, strike, flood, or governmental act or restriction, or other cause that is beyond the reasonable control of the respective Party, will not be deemed to be a material breach of this Agreement, but will be excused to the extent and for the duration of such cause, and the affected Party will provide the other Party with full particulars thereof as soon as it becomes aware of the same (including its best estimate of the likely extent and duration of the interference with its activities) and will use its commercially reasonable efforts to avoid or remove such cause, and will perform its obligation(s) with the utmost dispatch when the cause is removed. If the performance of any such obligation under this Agreement is delayed owing to such a force majeure for any continuous period of more than ninety (90) days, the Parties hereto will consult with respect to an equitable solution, including the possibility of the mutual termination of this Agreement.

11.5 Notices.

(a) Except as expressly provided otherwise in Section 11.5(b), all notices and demands between the Parties, or any authorizations, approvals, or consents provided in connection with terms of this Agreement that expressly require such authorizations, approvals, or consents to be in writing, by one of the Parties hereto to the other will be in writing and (i) delivered by hand, (ii) sent by nationally recognized overnight delivery service, or (iii) sent by registered or certified mail, return receipt requested, postage prepaid, and will be deemed to have been properly served to the addressee upon receipt of such written communication, in any event to the following addresses:

If to Modern Round:

Mr. Barry Monheit

Mr. Mitch Saltz

Modern Round, L.L.C.

7377 E. Doubletree Road

Suite 200

Scottsdale AZ 85258

with a copy to:

Greenberg Traurig, LLP

2375 E. Camelback Road

Suite 700

Phoenix , Arizona 85016

Attn: Robert Kant, Esq.

Email: kantr@gtlaw.com

If to VirTra:

7970 S. Kyrene Rd.

Tempe, AZ 85284

Attn: Bob Ferris, CEO

Email: bferris@virtra.com

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with a copy to:

Snell & Wilmer L.L.P.

One Arizona Center

400 E. Van Buren

Phoenix, Arizona 85004-2202

Attn: Dan Mahoney, Esq.

Email: dmahoney@swlaw.com

(b) Notices or other communications by either Party to the other in the normal course of performing under this Agreement or routine operational communications, including, without limitation, invoicing, any communication relating to any requested changes to the Development Plan or Development Budget, or technical support issues (collectively, “Operations-Related Communication”) may be delivered and shall be deemed properly given and effective when (y) provided under any of the methods described in the Section 11.5(a), or (z) provided by e-mail if properly addressed to the receiving Party at the addresses provided in or pursuant to this Agreement and sent via the Internet as evidenced by the computer records or any archival copy thereof kept in the ordinary course of business by the sender, whichever method is first used by the sender for a particular Operations-Related Communication. Regarding any Operations-Related Communication, if sender sends it before 5:00 p.m. Phoenix, Arizona time on the receiving Party’s business day, it shall be deemed effective on the date sent by sender; otherwise it will deemed effective on the receiving Party’s next business day.

11.6 Dispute Resolution. Any disputes arising between the Parties relating to, arising out of or in any way connected with this Agreement or any term or condition hereof, or the performance by either Party of its obligations hereunder, whether before or after termination of this Agreement, will be resolved as follows:

(a) Senior Management. Disputes will be submitted to escalating levels of Modern Round’s and VirTra’s senior management for review.

(b) Arbitration. If the senior management of the Parties are unable to resolve such dispute within a thirty (30) day period following such escalation, either Party may submit the matter to binding arbitration in accordance with this Section 11.6(b). Except as specified below, the arbitration will be conducted in accordance with the rules of, and under the auspices of, the American Arbitration Association (the “AAA”). The arbitration will be conducted by a single arbitrator with relevant technical expertise who is jointly selected by the Parties or, if the Parties cannot mutually agree, is selected by the AAA administrator and is not employed by and does not have a material financial relationship with, a Party or any of its Affiliates. The arbitration shall take place at a location that is jointly selected by the Parties or, if the Parties cannot mutually agree, is selected by such AAA administrator. This Agreement will remain in effect pending completion of the proceedings brought under this Section 11.6(b). Within ten (10) business days after the arbitrator is selected, each Party will submit to the arbitrator that Party’s proposed resolution of the dispute and justification therefor. All arbitration proceedings must be completed within thirty (30) days after the arbitration is convened. The Parties hereby agree that the arbitrator has authority to issue rulings and orders regarding all procedural and evidentiary matters that the arbitrator deems reasonable and necessary with or without petition therefor by the Parties as well as the final ruling and judgment. Rulings will be issued by written order summarizing the arbitration proceedings. Any judgment or award by the arbitrator in any dispute will have the same force and effect as the final judgment of a court of competent jurisdiction. Nothing in this arbitration clause will prevent either Party from seeking a pre-award attachment of assets or injunctive relief to enforce its rights in intellectual property, confidentiality, or non-solicit obligations under this Agreement, or to enjoin any

EXECUTION COPY

event that might cause irreparable injury, in a court of competent jurisdiction prior to an award on the merits by the arbitrator.

11.7 Amendment. No amendment, modification or supplement of any provision of this Agreement will be valid or effective unless made in writing and signed by a duly authorized officer of each Party.

11.8 Waiver. No provision of the Agreement will be waived by any act, omission or knowledge of a Party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving Party.

11.9 No Implied Waivers; Rights Cumulative. No failure on the part of Modern Round or VirTra to exercise, and no delay in exercising, any right, power, remedy or privilege under this Agreement, or provided by statute or at law or in equity or otherwise, will impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any breach of this Agreement or as an acquiescence therein, nor will any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.

11.10 Severability. If any clause or portion thereof in this Agreement is for any reason held to be invalid, illegal or unenforceable, the same will not affect any other portion of this Agreement, as it is the intent of the Parties that this Agreement will be construed in such fashion as to maintain its existence, validity and enforceability to the greatest extent possible. In any such event, this Agreement will be construed as if such clause or portion thereof had never been contained in this Agreement, and there will be deemed substituted therefore such provision as will most nearly carry out the intent of the Parties as expressed in this Agreement to the fullest extent permitted by applicable law.

11.11 Descriptive Headings. The descriptive headings of this Agreement are for convenience only and will be of no force or effect in construing or interpreting any of the provisions of this Agreement.

11.12 No Strict Construction. This Agreement has been prepared jointly and will not be strictly construed against either Party. Additionally, each Party further acknowledges and agrees that they have had the opportunity to consult with counsel of their choosing regarding the terms and conditions of this Agreement and have either done so or freely elected not to do so.

11.13 No Third Party Beneficiaries. No Person other than the Parties and their respective Affiliates and permitted assignees hereunder will be deemed an intended beneficiary hereunder or have any right to enforce any obligation of this Agreement.

11.14 Independent Contractors. Both Parties are independent contractors under this Agreement. Nothing herein contained will be deemed to create an employment, agency, joint venture or partnership relationship between the Parties hereto or any of their agents or employees, or any other legal arrangement that would impose liability upon one Party for the act or failure to act of the other Party. Neither Party will have any express or implied power to enter into any contracts or commitments or to incur any liabilities in the name of, or on behalf of, the other Party, or to bind the other Party in any respect whatsoever.

11.15 Entire Agreement. This Agreement (including each Development Plan and Development Budget) constitutes and contains the complete, final and exclusive understanding and agreement of the Parties and cancels and supersedes any and all prior negotiations, correspondence,

EXECUTION COPY

understandings and agreements, whether oral or written, between the Parties respecting the subject matter hereof and thereof. In the event of any conflict between the terms of this Agreement and either a Development Plan or Development Budget, this Agreement shall control.

11.16 Counterparts. This Agreement may be executed in any number of counterparts and by facsimile signature, each of which counterparts, when so executed and delivered, will be deemed to be an original, and all of which counterparts, taken together, will constitute one and the same instrument.

[Signature page follows.]

IN WITNESS WHEREOF, duly authorized representatives of the Parties have duly executed this Agreement to be effective as of the Effective Date.

VirTra Systems, Inc.		Modern Round, L.L.C.

By:	/s/ Bob Ferris	By:	/s/ Barry Monheit
Name:	Bob Ferris	Name:	Barry Monheit
Its:	CEO	Its:	CEO

Exhibit A

VirTra Warrant

[See attached]

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (the “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL THAT IS SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.

Date of Issuance	Void after
, 2015	Expiration Date (as defined below)

VIRTRA SYSTEMS, INC.

WARRANT TO PURCHASE COMMON STOCK

This certifies that _________________________ (the “Holder”), is entitled to purchase, at the Exercise Price (as defined below), from VirTra Systems Inc., a Texas corporation (the “Company”), a number of shares of Common Stock as set forth below (the “Warrant Amount”) in the Company.

1. Purchase of Shares.

(a) Warrant Amount. The Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the Holder in writing), to purchase from the Company _______ shares of Common Stock (“Shares”), representing five percent (5%) of the outstanding shares of Common Stock of the Company on a fully diluted basis, including Common Stock of the Company subject to options, warrants, and other purchase rights, or 9,193,820 Shares after taking into account warrants granted on the date hereof to other affiliates of Modern Round, L.L.C.

(b) Exercise Price. The purchase price for each Share issuable pursuant to this Warrant shall be $.1367, which is equal to the average of the closing or last price of the Common Stock of the Company on its principal trading market during the 15 trading days immediately prior to the issuance of this Warrant. Such purchase price is herein referred to as the “Exercise Price.”

2. Exercise Period. This Warrant shall be exercisable, in whole or in part, at any time and from time to time, during the term commencing on the first anniversary of the opening of the first facility of Modern Round, L.L.C. and ending at 5:00 p.m. Eastern Time five years from the date hereof, which date shall be called the “Expiration Date.”

Exhibit A-1

3. Method of Exercise.

(a) While this Warrant remains outstanding and exercisable in accordance with Section 2 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Unless exercised in accordance with Section 4 below, such exercise shall be effected by the following:

(i) the surrender of this Warrant, together with a duly executed copy of the Notice of Exercise attached hereto, to the Secretary of the Company at its principal office (or at such other place as the Company shall notify the Holder in writing); and

(ii) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

(b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant is surrendered to the Company as provided in Section 3(a) above. At such time, the person or persons in whose name or names any certificate for the Shares shall be issuable upon such exercise as provided in Section 3(c) below shall be deemed to have become the holder or holders of record of the Shares represented by such certificate.

(c) As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within ten (10) days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

(i) a certificate or certificates for the number of Shares to which such Holder shall be entitled or, if uncertificated, a book entry to that effect, and

(ii) in case such exercise is in part only, a new warrant or book entry (dated the date hereof) of like tenor, with a Warrant Amount equal to (x) the Warrant Amount, less (y) the aggregate amount of Exercise Price paid by the Holder in exercise of this Warrant prior to the date of issuance of such new warrant (including, in the event of any Net Exercise, the aggregate value of such amount of Shares foregone in such Net Exercise (calculated as X minus Y under the formula set forth in Section 4 below, as applied to such Net Exercise)).

4. Net Exercise. In lieu of exercising this Warrant for cash, the Holder may elect to receive Shares equal to the value of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company together with notice of such election (a “Net Exercise”). A Holder that Net Exercises shall have the rights described in Sections 3(b) and 3(c) hereof, and the Company shall issue to such Holder a number of Shares computed using the following formula:

X=	Y (A-B)
A

Exhibit A-2

Where

X =	The number of Shares to be issued to the Holder.

Y =	The number of Shares purchasable under this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation).

A =	The fair market value of one (1) Share (at the date of such calculation).

B =	The Exercise Price per Share (as adjusted to the date of such calculation).

For purposes of this Section 4, the fair market value of a Share shall mean the following: (a) the volume weighted average of the closing sales prices of the Common Stock for such day on all domestic securities exchanges on which the Common Stock may at the time be listed; (b) if there have been no sales of the Common Stock on any such exchange on any such day, the average of the highest bid and lowest asked prices for the Common Stock on all such exchanges at the end of such day; (c) if on any such day the Common Stock is not listed on a domestic securities exchange, the closing sales price of the Common Stock as quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association for such day; or (d) if there have been no sales of the Common Stock on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association on such day, the average of the highest bid and lowest asked prices for the Common Stock quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association at the end of such day; in each case under subsections (a), (b), (c), and (d) the price will be averaged over the fifteen (15) consecutive Business Days ending on the Business Day immediately prior to the day as of which “Fair Market Value” is being determined; provided, that if the Common Stock is listed on any domestic securities exchange, the term “Business Day” as used in this sentence means Business Days on which such exchange is open for trading. If at any time the Common Stock is not listed on any domestic securities exchange or quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association, the “Fair Market Value” of the Common Stock shall be the fair market value per Share as determined jointly by the Board and the Holder.

5. Covenants of the Company.

(a) Shares Outstanding Notice. Upon request by the Holder at any time during the Exercise Period, the Company shall deliver, the next business day after such request, a certificate of an officer of the Company, representing to the number of Shares outstanding as of the date of delivery by the Company of such notice, so that the Holder may determine the Exercise Price and number of Shares issuable as of such date of delivery. Absent manifest error, the Holder shall be entitled to rely without investigation on such certificate for the purposes of completing and submitting a Notice of Exercise.

(b) Covenants as to Exercise Shares. The Company covenants and agrees that this Warrant is, and any Warrant issued in substitution for or replacement of this Warrant shall be, upon issuance, duly authorized and validly issued, and that all Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance in accordance with the terms hereof, be duly authorized, validly issued and outstanding, fully paid and

Exhibit A-3

nonassessable, and free from all taxes, liens, and charges with respect to the issuance thereof. If, at any time during the Exercise Period, the number of authorized but unissued Shares shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action in the opinion of its counsel, to be necessary to increase its authorized but unissued Shares to such number of Shares as shall be sufficient for such purposes. Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a public offering or a sale of the Company (pursuant to a merger, sale of stock, or otherwise), such exercise may at the election of the Holder be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.

(c) No Impairment. Except and to the extent waived or consented to by the Holder or as otherwise permitted under the terms hereof, the Company will not, by amendment of its governing instruments or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

6. Adjustment of Exercise Price and Number of Shares.

(a) Stock Splits and Dividends. If outstanding Shares shall be subdivided (by any stock split, recapitulation, or otherwise) into a greater number of Shares or if the Company shall pay a dividend or may any other distribution upon the Shares shall be payable in shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision or at the record date of such dividend or distribution shall simultaneously with the effectiveness of such subdivision, dividend, or distribution be proportionately reduced, and the number of Shares issuable upon exercise of this Warrant shall be proportionately increased. If outstanding Shares shall be combined into a smaller number of Shares, the Exercise Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased, and the number of Shares issuable upon exercise of this Warrant shall be proportionately decreased. When any adjustment is required to be made in the Exercise Price, the number of Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of Shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment.

(b) Reclassification, Etc. In case of any reclassification or change of the outstanding securities of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant)), consolidation or merger of the Company, sale of all or substantially all of its assets, or any similar corporate reorganization on or after the date hereof, then and in each such case the Holder, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger, or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or

Exhibit A-4

property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Section 6; and in each such case; appropriate adjustment shall be made with respect to the Holder’s rights under this Warrant to ensure that the provisions of this Section 6 shall thereafter be applicable, as nearly as possible, to this Warrant in relation to any shares of stock, securities, or assets thereafter acquirable upon exercise of this Warrant (including, in the case of any consolidation, merger, sale, or similar transaction in which the successor or purchasing party is other than the Company, an immediate adjustment in the Exercise Price to the value for the Shares reflected by the terms of such consolidation, merger, sale, or similar transaction, and a corresponding immediate adjustment to the number of Shares acquirable upon exercise of this Warrant without regard to any limitations or restrictions on exercise, if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation, merger, sale, or similar transaction), and the terms of this Section 6 shall be applicable to the Shares or other securities properly receivable upon the exercise of this Warrant after such consummation.

7. No Fractional Shares or Scrip. No fractional share or scrip representing fractional Shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

8. No Member Rights. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a shareholder with respect to the Shares underlying this Warrant, including (without limitation) the right to vote such Shares, receive distributions thereon, Shares or be notified of membership meetings.

9. Governing Law. This Warrant shall be governed by and construed under the laws of the state of Arizona as applied to agreements among Arizona residents, made and to be performed entirely within the state of Arizona.

10. Successors and Assigns. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the holders hereof and their respective successors and assigns.

11. Titles and Subtitles. The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant.

12. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the following addresses (or at such other addresses as shall be specified by notice given in accordance with this Section 12):

Exhibit A-6

If to the Company:

7970 S Kyrene Road

Tempe, Arizona 85284

Attention: Bob Ferris, CEO

Email: bferris@vitra.com

with a copy to:

Snell & Wilmer L.L.P.

One Arizona Center

400 E Van Buren

Phoenix, Arizona 85004

Attention: Dan Mahoney, Esq.

Email: dmahoney@swlaw.com

If to Holder:

At the address shown on the signature page hereto with a copy to

Greenberg Traurig, LLP

2375 E Camelback Road, Suite 700

Phoenix, Arizona 85016

Attention: Robert S. Kant, Esq.

Email: kantr@gtlaw.com

13. Amendments and Waivers. Any term of this Warrant may be amended or waived with the written consent of the Company and Holder.

14. Severability. If any provision of this Warrant is held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

15. Transfer. Subject to applicable laws and the restriction on transfer set forth on the first page of this Warrant, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign an investment letter in form and substance satisfactory to the Company.

Exhibit A-6

IN WITNESS WHEREOF, the parties have executed this Warrant as of the date first written above.

VITRA SYSTEMS, INC.

By:

ACKNOWLEDGED AND AGREED:

Printed Name:

Title:

Address:

SIGNATURE PAGE TO WARRANT TO PURCHASE COMMON STOCK

Schedule A

Schedule A-1

NOTICE OF EXERCISE

TO:

(1)   ☐ The undersigned hereby elects to purchase                  Shares (the “Exercise Shares”) of ViTra Systems, Inc. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

        ☐ The undersigned hereby elects to purchase                  Shares (the “Exercise Shares”) of ViTra Systems, Inc. (the “Company”) pursuant to the terms of the net exercise provisions set forth in Section 4 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said Exercise Shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(3) The undersigned represents that (i) the aforesaid Exercise Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such Shares; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that Exercise Shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid Exercise Shares may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the Shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid Shares of Exercise Shares unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition of the Exercise Shares and such disposition is made in accordance with said registration statement, or, if requested by the Company, the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

(Date)	(Signature)

(Print name)

2

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase Shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Dated:                     , 20

Holder’s Signature:

Holder’s Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (the “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL THAT IS SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.

Date of Issuance	Void after
, 2015	Expiration Date (as defined below)

VIRTRA SYSTEMS, INC.

WARRANT TO PURCHASE COMMON STOCK

This certifies that                                          (the “Holder”), is entitled to purchase, at the Exercise Price (as defined below), from VirTra Systems Inc., a Texas corporation (the “Company”), a number of shares of Common Stock as set forth below (the “Warrant Amount”) in the Company.

1. Purchase of Shares.

(a) Warrant Amount. The Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the Holder in writing), to purchase from the Company _____ shares of Common Stock (“Shares”), representing five percent (5%) of the outstanding shares of Common Stock of the Company on a fully diluted basis, including Common Stock of the Company subject to options, warrants, and other purchase rights, or 9,193,820 Shares after taking into account warrants granted on the date hereof to other affiliates of Modern Round, L.L.C.

(b) Exercise Price. The purchase price for each Share issuable pursuant to this Warrant shall be $.1367, which is equal to the average of the closing or last price of Common Stock of the Company on its principal trading market during the 15 trading days immediately prior to the issuance of this Warrant. Such purchase price is herein referred to as the “Exercise Price.”

2. Exercise Period. This Warrant shall be exercisable, in whole or in part, at any time and from time to time, during the term commencing at the time that Modern Round, L.L.C. has paid the Company at least $2,000 in Royalty payments pursuant to that Co-Venture Agreement between Modern Round, L.L.C. and the Company and ending at 5:00 p.m. Eastern Time five years from the date hereof, which date shall be called the “Expiration Date.”

Exhibit B-1

3. Method of Exercise.

(a) While this Warrant remains outstanding and exercisable in accordance with Section 2 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Unless exercised in accordance with Section 4 below, such exercise shall be effected by the following:

(i) the surrender of this Warrant, together with a duly executed copy of the Notice of Exercise attached hereto, to the Secretary of the Company at its principal office (or at such other place as the Company shall notify the Holder in writing); and

(ii) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

(b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant is surrendered to the Company as provided in Section 3(a) above. At such time, the person or persons in whose name or names any certificate for the Shares shall be issuable upon such exercise as provided in Section 3(c) below shall be deemed to have become the holder or holders of record of the Shares represented by such certificate.

(c) As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within ten (10) days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

(i) a certificate or certificates for the number of Shares to which such Holder shall be entitled or, if uncertificated, a book entry to that effect, and

(ii) in case such exercise is in part only, a new warrant or book entry (dated the date hereof) of like tenor, with a Warrant Amount equal to (x) the Warrant Amount, less (y) the aggregate amount of Exercise Price paid by the Holder in exercise of this Warrant prior to the date of issuance of such new warrant (including, in the event of any Net Exercise, the aggregate value of such amount of Shares foregone in such Net Exercise (calculated as X minus Y under the formula set forth in Section 4 below, as applied to such Net Exercise)).

4. Net Exercise. In lieu of exercising this Warrant for cash, the Holder may elect to receive Shares equal to the value of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company together with notice of such election (a “Net Exercise”). A Holder that Net Exercises shall have the rights described in Sections 3(b) and 3(c) hereof, and the Company shall issue to such Holder a number of Shares computed using the following formula:

X	=	Y (A-B)
A

Exhibit B-2

Where

X	=	The number of Shares to be issued to the Holder.

Y	=	The number of Shares purchasable under this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation).

A	=	The fair market value of one (1) Shares (at the date of such calculation).

B	=	The Exercise Price per Share (as adjusted to the date of such calculation).

For purposes of this Section 4, the fair market value of a Share shall mean the following: (a) the volume weighted average of the closing sales prices of the Common Stock for such day on all domestic securities exchanges on which the Common Stock may at the time be listed; (b) if there have been no sales of the Common Stock on any such exchange on any such day, the average of the highest bid and lowest asked prices for the Common Stock on all such exchanges at the end of such day; (c) if on any such day the Common Stock is not listed on a domestic securities exchange, the closing sales price of the Common Stock as quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association for such day; or (d) if there have been no sales of the Common Stock on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association on such day, the average of the highest bid and lowest asked prices for the Common Stock quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association at the end of such day; in each case under subsections (a), (b), (c), and (d) the price will be averaged over the fifteen (15) consecutive Business Days ending on the Business Day immediately prior to the day as of which “Fair Market Value” is being determined; provided, that if the Common Stock is listed on any domestic securities exchange, the term “Business Day” as used in this sentence means Business Days on which such exchange is open for trading. If at any time the Common Stock is not listed on any domestic securities exchange or quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association, the “Fair Market Value” of the Common Stock shall be the fair market value per Share as determined jointly by the Board and the Holder.

5. Covenants of the Company.

(a) Shares Outstanding Notice. Upon request by the Holder at any time during the Exercise Period, the Company shall deliver, the next business day after such request, a certificate of an officer of the Company, representing to the number of Shares outstanding as of the date of delivery by the Company of such notice, so that the Holder may determine the Exercise Price and number of Shares issuable as of such date of delivery. Absent manifest error, the Holder shall be entitled to rely without investigation on such certificate for the purposes of completing and submitting a Notice of Exercise.

(b) Covenants as to Exercise Shares. The Company covenants and agrees that this Warrant is, and any Warrant issued in substitution for or replacement of this Warrant shall be, upon issuance, duly authorized and validly issued, and that all Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance in accordance with the terms hereof, be duly authorized, validly issued and outstanding, fully paid and

Exhibit B-3

nonassessable, and free from all taxes, liens, and charges with respect to the issuance thereof. If, at any time during the Exercise Period, the number of authorized but unissued Shares shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action in the opinion of its counsel, to be necessary to increase its authorized but unissued Shares to such number of Shares as shall be sufficient for such purposes. Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a public offering or a sale of the Company (pursuant to a merger, sale of stock, or otherwise), such exercise may at the election of the Holder be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.

(c) No Impairment. Except and to the extent waived or consented to by the Holder or as otherwise permitted under the terms hereof, the Company will not, by amendment of its governing instruments or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

6. Adjustment of Exercise Price and Number of Shares.

(a) Stock Splits and Dividends. If outstanding Shares shall be subdivided (by any stock split, recapitulation, or otherwise) into a greater number of Shares or if the Company shall pay a dividend or may any other distribution upon the Shares shall be payable in shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision or at the record date of such dividend or distribution shall simultaneously with the effectiveness of such subdivision, dividend, or distribution be proportionately reduced, and the number of Shares issuable upon exercise of this Warrant shall be proportionately increased. If outstanding Shares shall be combined into a smaller number of Shares, the Exercise Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased, and the number of Shares issuable upon exercise of this Warrant shall be proportionately decreased. When any adjustment is required to be made in the Exercise Price, the number of Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of Shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment.

(b) Reclassification, Etc. In case of any reclassification or change of the outstanding securities of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant)), consolidation or merger of the Company, sale of all or substantially all of its assets, or any similar corporate reorganization on or after the date hereof, then and in each such case the Holder, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger, or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or

Exhibit B-4

property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Section 6; and in each such case, appropriate adjustment shall be made with respect to the Holder’s rights under this Warrant to ensure that the provisions of this Section 6 shall thereafter be applicable, as nearly as possible, to this Warrant in relation to any shares of stock, securities, or assets thereafter acquirable upon exercise of this Warrant (including, in the case of any consolidation, merger, sale, or similar transaction in which the successor or purchasing party is other than the Company, an immediate adjustment in the Exercise Price to the value for the Shares reflected by the terms of such consolidation, merger, sale, or similar transaction, and a corresponding immediate adjustment to the number of Shares acquirable upon exercise of this Warrant without regard to any limitations or restrictions on exercise, if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation, merger, sale, or similar transaction), and the terms of this Section 6 shall be applicable to the Shares or other securities properly receivable upon the exercise of this Warrant after such consummation.

7. No Fractional Shares or Scrip. No fractional share or scrip representing fractional Shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

8. No Member Rights. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a shareholder with respect to the Shares underlying this Warrant, including (without limitation) the right to vote such Shares, receive distributions thereon, Shares or be notified of membership meetings.

9. Governing Law. This Warrant shall be governed by and construed under the laws of the state of Arizona as applied to agreements among Arizona residents, made and to be performed entirely within the state of Arizona.

10. Successors and Assigns. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the holders hereof and their respective successors and assigns.

11. Titles and Subtitles. The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant.

12. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the following addresses (or at such other addresses as shall be specified by notice given in accordance with this Section 12):

Exhibit B-5

If to the Company:

7970 S Kyrene Road

Tempe, Arizona 85284

Attention: Bob Ferris, CEO

Email: bferris@vitra.com

with a copy to:

Snell & Wilmer L.L.P.

One Arizona Center

400 E Van Buren

Phoenix, Arizona 85004

Attention: Dan Mahoney, Esq.

Email: dmahoney@swlaw.com

If to Holder:

At the address shown on the signature page hereto

with a copy to:

Greenberg Traurig, LLP

2375 E Camelback Road, Suite 700

Phoenix, Arizona 85016

Attention: Robert S. Kant, Esq.

Email: kantr@gtlaw.com

13. Amendments and Waivers. Any term of this Warrant may be amended or waived with the written consent of the Company and Holder.

14. Severability. If any provision of this Warrant is held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

15. Transfer. Subject to applicable laws and the restriction on transfer set forth on the first page of this Warrant, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign an investment letter in form and substance satisfactory to the Company.

Exhibit B-6

IN WITNESS WHEREOF, the parties have executed this Warrant as of the date first written above.

VITRA SYSTEMS, INC.

By:

ACKNOWLEDGED AND AGREED:

Printed Name:
Title:
Address:

SIGNATURE PAGE TO WARRANT TO PURCHASE UNITS

Schedule A

Schedule A-1

NOTICE OF EXERCISE

TO:

(1) ☐ The undersigned hereby elects to purchase                  Shares (the “Exercise Shares”) of ViTra Systems, Inc. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

☐ The undersigned hereby elects to purchase                  Shares (the “Exercise Shares”) of ViTra Systems, Inc. (the “Company”) pursuant to the terms of the net exercise provisions set forth in Section 4 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said Exercise Shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(3) The undersigned represents that (i) the aforesaid Exercise Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such Shares; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that Exercise Shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid Exercise Shares may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the Shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid Shares of Exercise Shares unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition of the Exercise Shares and such disposition is made in accordance with said registration statement, or, if requested by the Company, the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

(Date)	(Signature)

(Print name)

2

ASSIGNMENT FORM (To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase Shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Dated: , 20

Holder’s Signature:

Holder’s Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

Exhibit B

Modern Round Warrant

[See attached]

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (the “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL THAT IS SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.

Date of Issuance	Void after
, 2015	Expiration Date (as defined below)

MODERN ROUND, L.L.C.

WARRANT TO PURCHASE UNITS

This certifies that VirTra Systems, Inc., a Texas corporation (the “Holder”), is entitled to purchase, at the Exercise Price (as defined below), from Modern Round, L.L.C., a Nevada limited liability company (the “Company”), a number of Units as set forth below (the “Warrant Amount”) in the Company.

1. Purchase of Units.

(a) Warrant Amount. The Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the Holder in writing), to purchase from the Company 1,365,789 Units, representing five percent (5%) of the outstanding Units of the Company on a fully diluted basis, including Units subject to options, warrants, and other purchase rights, in each case at the close of business on the business day immediately preceding the issuance of this Warrant (as shown on Schedule A).

(b) Exercise Price. The purchase price for each Unit issuable pursuant to this Warrant shall be $0.25. Such purchase price is herein referred to as the “Exercise Price.”

2. Exercise Period.

(a) This Warrant shall be exercisable, in whole or in part, at any time and from time to time, during the term commencing on the first anniversary of the opening of the Company’s first facility and ending at 5:00 p.m. Eastern Time on the earlier of (i) one business day prior to the one (1) year anniversary of an Initial Public Offering as defined below, (ii) one business day prior to the two (2) year anniversary a Listing Event as defined below, (iii) the record date for a Liquidation Event, or (iv) five years from the date hereof, which dates shall be called the “Expiration Date.”

Exhibit C-1

(b) Notwithstanding the foregoing, in the event of, at any time prior to the Expiration Date, an initial public offering of securities of the Company registered under the Securities Act of 1933 (an “Initial Public Offering”), or the Company becoming a reporting company (a “Listing Event”) under the Securities Exchange Act of 1934 (the “Exchange Act”), or a Liquidation Event (as defined below), the Company shall notify the Holder at least fifteen (15) days prior to the consummation of such Initial Public Offering, Listing Event, or Liquidation Event.

(c) For purposes of this Warrant, “Liquidation Event” shall mean:

(i) a merger, reorganization, or consolidation involving the Company in which

(A) the Company is a constituent party or

(B) a subsidiary of the Company is a constituent party and the Company issues shares of its capital stock pursuant to such merger or consolidation,

except any such merger, reorganization, or consolidation involving the Company or a subsidiary in which the equity of the Company outstanding immediately prior to such merger, reorganization, or consolidation continue to represent, or are converted into or exchanged for equity that represent, immediately following such merger, reorganization, or consolidation, at least a majority, by voting power, of the equity of (1) the surviving or resulting corporation or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger, reorganization, or consolidation, the parent corporation of such surviving or resulting corporation;

(ii) the sale, lease, transfer, exclusive license, or other disposition, in a single transaction or series of related transactions, by the Company or any subsidiary of the Company of all or substantially all the assets of the Company and its subsidiaries taken as a whole, or all or substantially all of the intellectual property of the Company, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Company if substantially all of the assets of the Company and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Company; or

(iii) a transaction or series of related transactions after the date hereof in which a person or group of persons (as defined in Rule 13d-5(b) of the Exchange Act acquires beneficial ownership (as determined in accordance with Rule 13d-3 under the Exchange Act) of a majority of the voting power of the Units of the Company.

3. Method of Exercise.

(a) While this Warrant remains outstanding and exercisable in accordance with Section 2 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Unless exercised in accordance with Section 4 below, such exercise shall be effected by the following:

Exhibit C-2

(i) the surrender of this Warrant, together with a duly executed copy of the Notice of Exercise attached hereto, to the Secretary of the Company at its principal office (or at such other place as the Company shall notify the Holder in writing); and

(ii) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Units being purchased.

(b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant is surrendered to the Company as provided in Section 3(a) above. At such time, the person or persons in whose name or names any certificate for the Units shall be issuable upon such exercise as provided in Section 3(c) below shall be deemed to have become the holder or holders of record of the Units represented by such certificate.

(c) As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within ten (10) days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

(i) a certificate or certificates for the number of Units to which such Holder shall be entitled or, if uncertificated, a book entry to that effect, and

(ii) in case such exercise is in part only, a new warrant or book entry (dated the date hereof) of like tenor, with a Warrant Amount equal to (x) the Warrant Amount, less (y) the aggregate amount of Exercise Price paid by the Holder in exercise of this Warrant prior to the date of issuance of such new warrant (including, in the event of any Net Exercise, the aggregate value of such amount of Units foregone in such Net Exercise (calculated as X minus Y under the formula set forth in Section 4 below, as applied to such Net Exercise)).

4. Net Exercise. In lieu of exercising this Warrant for cash, the Holder may elect to receive Units equal to the value of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company together with notice of such election (a “Net Exercise”). A Holder that Net Exercises shall have the rights described in Sections 3(b) and 3(c) hereof, and the Company shall issue to such Holder a number of Units computed using the following formula:

X	=	Y (A-B)
A

Where

X	=	The number of Units to be issued to the Holder.

Y	=	The number of Units purchasable under this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation).

A	=	The fair market value of one (1) Unit (at the date of such calculation).

Exhibit C-3

B	=	The Exercise Price per Unit (as adjusted to the date of such calculation).

For purposes of this Section 4, the fair market value of a Unit shall mean the following:

(I) In the event that this Warrant is exercised pursuant to this Section 4 in connection with the Initial Public Offering, the fair market value per Unit shall be the per share offering price to the public of the Initial Public Offering.

(II) In the event that this Warrant is exercised pursuant to this Section 4 in connection with a Liquidation Event, the fair market value per Unit shall be the value of the consideration payable in such transaction in respect of an outstanding Unit, assuming that all Units then-issuable upon exercise of this Warrant were outstanding and the aggregate Exercise Price therefor had been paid to the Company in cash immediately prior to such Liquidation Event.

(III) In the event this Warrant is exercised pursuant to Section 4 in connection with a Listing Event, the fair market value shall be (a) the volume weighted average of the closing sales prices of the Common Stock for such day on all domestic securities exchanges on which the Common Stock may at the time be listed; (b) if there have been no sales of the Common Stock on any such exchange on any such day, the average of the highest bid and lowest asked prices for the Common Stock on all such exchanges at the end of such day; (c) if on any such day the Common Stock is not listed on a domestic securities exchange, the closing sales price of the Common Stock as quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association for such day; or (d) if there have been no sales of the Common Stock on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association on such day, the average of the highest bid and lowest asked prices for the Common Stock quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association at the end of such day; provided, that if the Common Stock is listed on any domestic securities exchange, the term “Business Day” as used in this sentence means Business Days on which such exchange is open for trading. If at any time the Common Stock is not listed on any domestic securities exchange or quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association, the “Fair Market Value” of the Common Stock shall be the fair market value per share as determined jointly by the Board and the Holder.

(IV) In the event that this Warrant is exercised other than in connection with an Initial Public Offering, Liquidation Event, or Listing Event, the fair market value of a Unit shall be an amount determined by an independent nationally recognized financial advisor, which advisor shall make such determination within twenty (20) days of its appointment; engaged by the Company to value all Units.

In the case of (IV), the fair market value shall be calculated by the applicable financial advisor(s) in good faith by calculating the then fair market value of the Company assuming a sale of the Company as a whole and then determining the amount payable to a holder of each Unit as a result of such a hypothetical sale and assuming distribution of the proceeds of such sale in accordance with the Company’s governing instruments then in effect (assuming that all Units then-issuable upon exercise of this Warrant were outstanding and the aggregate Exercise Price therefor had been paid to the Company in cash immediately prior to such hypothetical sale and distribution); provided, further, the financial advisor shall assume that the buyer is under no

Exhibit C-4

compulsion to buy and the sellers are under no compulsion to sell and without applying any minority interest discount. The decisions and calculations by the financial advisor selected in accordance with the foregoing paragraph shall be rendered in writing and shall be signed by such advisor. In the absence of bad faith or intentional wrongdoing by such advisor, the final determination of the fair market value by such financial advisor in accordance with this Warrant shall be conclusive, final, and binding on the Company and the Holder and shall be enforceable in any court having jurisdiction over a proceeding brought to seek such enforcement. The cost of such fair market value determination shall be borne by the Company. In the event that a Notice of Exercise has been submitted to the Company prior to the end of the Exercise Period or an automatic Net Exercise pursuant to Section 3(d) above has been triggered as of the end of the Exercise Period, the Exercise Period shall (notwithstanding anything is this Warrant to the contrary) automatically be extended until such time as the determination of fair market value hereunder has been completed and the Units issuable in such Net Exercise have been issued to the Holder.

5. Covenants of the Company.

(a) Units Outstanding Notice. Upon request by the Holder at any time during the Exercise Period, the Company shall deliver, the next business day after such request, a certificate of an officer of the Company, representing to the number of Units outstanding as of the date of delivery by the Company of such notice, so that the Holder may determine the Exercise Price and number of Units issuable as of such date of delivery. Absent manifest error, the Holder shall be entitled to rely without investigation on such certificate for the purposes of completing and submitting a Notice of Exercise.

(b) Covenants as to Exercise Units. The Company covenants and agrees that this Warrant is, and any Warrant issued in substitution for or replacement of this Warrant shall be, upon issuance, duly authorized and validly issued, and that all Units that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance in accordance with the terms hereof, be duly authorized, validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. If, at any time during the Exercise Period, the number of authorized but unissued Units shall not be sufficient to permit exercise of this Warrant, the Company will take such limited liability company or corporate action, as the case may be, in the opinion of its counsel, to be necessary to increase its authorized but unissued Units to such number of Units as shall be sufficient for such purposes. Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a public offering or a sale of the Company (pursuant to a merger, sale of stock, or otherwise), such exercise may at the election of the Holder be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.

(c) No Impairment. Except and to the extent waived or consented to by the Holder or as otherwise permitted under the terms hereof, the Company will not, by amendment of its governing instruments or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions

Exhibit C-5

of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

6. Adjustment of Exercise Price and Number of Units.

(a) Stock Splits and Dividends. If outstanding Units shall be subdivided (by any stock split, recapitulation, or otherwise) into a greater number of Units or if the Company shall pay a dividend or may any other distribution upon the Units shall be payable in Units, the Exercise Price in effect immediately prior to such subdivision or at the record date of such dividend or distribution shall simultaneously with the effectiveness of such subdivision, dividend, or distribution be proportionately reduced, and the number of Units issuable upon exercise of this Warrant shall be proportionately increased. If outstanding Units shall be combined into a smaller number of Units, the Exercise Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased, and the number of Units issuable upon exercise of this Warrant shall be proportionately decreased. When any adjustment is required to be made in the Exercise Price, the number of Units purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of Units issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment.

(b) Reclassification, Etc. In case of any reclassification or change of the outstanding securities of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant)), consolidation, or merger of the Company, sale of all or substantially all of its assets, or any similar corporate reorganization on or after the date hereof, then and in each such case the Holder, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger, or conveyance, shall be entitled to receive, in lieu of the Units, stock, or other securities and property receivable upon the exercise hereof prior to such consummation, the Units, stock, or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Section 6; and in each such case, appropriate adjustment shall be made with respect to the Holder’s rights under this Warrant to ensure that the provisions of this Section 6 shall thereafter be applicable, as nearly as possible, to this Warrant in relation to any Units, shares of stock, securities, or assets thereafter acquirable upon exercise of this Warrant (including, in the case of any consolidation, merger, sale, or similar transaction in which the successor or purchasing party is other than the Company, an immediate adjustment in the Exercise Price to the value for the Units reflected by the terms of such consolidation, merger, sale, or similar transaction, and a corresponding immediate adjustment to the number of Units acquirable upon exercise of this Warrant without regard to any limitations or restrictions on exercise, if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation, merger, sale, or similar transaction), and the terms of this Section 6 shall be applicable to the Units or other securities properly receivable upon the exercise of this Warrant after such consummation.

Exhibit C-6

7. No Fractional Shares or Scrip. No fractional share or scrip representing fractional Units shall be issued upon the exercise of this Warrant, but in lieu of such fractional Units the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

8. No Member Rights. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a Member with respect to the Units underlying this Warrant, including (without limitation) the right to vote such Units, receive distributions thereon, Units or be notified of membership meetings.

9. Governing Law. This Warrant shall be governed by and construed under the laws of the state of Nevada as applied to agreements among Nevada residents, made and to be performed entirely within the state of Nevada.

10. Successors and Assigns. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the holders hereof and their respective successors and assigns.

11. Titles and Subtitles. The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant.

12. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the following addresses (or at such other addresses as shall be specified by notice given in accordance with this Section 12):

If to the Company:

7377 E Doubletree Road

Suite 200

Scottsdale, AZ 85253

Attention: Mitchell A. Saltz

Fax: (480) 949-9747

Email: mas917@gmail.com

with a copy to:

Greenberg Traurig, LLP

2375 E Camelback Road, Suite 700

Phoenix, AZ 85016

Attention: Robert S. Kant

Fax: (602) 445-8100

Email: kantr@gtlaw.com

Exhibit C-7

If to Holder:

At the addresses shown on the signature pages hereto.

13. Amendments and Waivers. Any term of this Warrant may be amended or waived with the written consent of the Company and Holder.

14. Severability. If any provision of this Warrant is held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

15. Transfer. Subject to applicable laws and the restriction on transfer set forth on the first page of this Warrant, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign an investment letter in form and substance satisfactory to the Company.

Exhibit C-8

IN WITNESS WHEREOF, the parties have executed this Warrant as of the date first written above.

MODERN ROUND, L.L.C.

By:	VIRTUAL MANAGEMENT, L.L.C.

Barry Monheit

ACKNOWLEDGED AND AGREED:

VITRA SYSTEMS, INC.

By:

Printed Name:

Title:

Address:

SIGNATURE PAGE TO WARRANT TO PURCHASE UNITS

Schedule A

Schedule A-1

NOTICE OF EXERCISE

TO:

(1) ☐ The undersigned hereby elects to purchase                  Units (the “Exercise Units”) of Modern Round, L.L.C. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

☐ The undersigned hereby elects to purchase                  Units (the “Exercise Units”) of Modern Round, L.L.C. (the “Company”) pursuant to the terms of the net exercise provisions set forth in Section 4 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said Exercise Units in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(3) The undersigned represents that (i) the aforesaid Exercise Units are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such Units; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that Exercise Units issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid Exercise Units may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Exercise Units unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition of the Exercise Units and such disposition is made in accordance with said registration statement, or, if requested by the

Company, the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

(Date)	(Signature)

(Print name)

2

ASSIGNMENT FORM (To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Dated: , 20

Holder’s Signature:

Holder’s Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

Exhibit C

Gander Mountain Locations

Location	Opening Date
Lake Mary, FL #350 3750 Flagg Lane Lake Mary, FL 32746	Feb. 8, 2011

La Crosse, WI #115 1200 Crossing Meadows Drive Onalaska, WI 54650	April 28, 2011

Lakeville, MN #483 16861 Kenyon Avenue Lakeville, MN 55044	Aug. 5, 2011

Madison, WI #113 6199 Metro Dr. De Forest, WI 53532	Aug. 12, 2011

Spring, TX #403 19302 Interstate 45 Spring, TX 77373	Sept. 30, 2011

Wichita, KS #370 605 S Wichita Street Wichita, KS 67202	Nov. 7, 2011

Exhibit D

Amended and Restated Operating Agreement

[See attached]

AMENDED AND RESTATED

OPERATING AGREEMENT

OF

MODERN ROUND, L.L.C.

F/K/A VIRTUAL SHOOTING RANGES OF AMERICA, L.L.C.

Dated as of January 15, 2015

THE UNITS CONTEMPLATED BY THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, THE ARIZONA SECURITIES ACT OR UNDER ANY STATE SECURITIES ACT OR OTHER SIMILAR STATUTE IN RELIANCE UPON EXEMPTIONS UNDER THOSE ACTS. WITHOUT SUCH REGISTRATION, THE SALE, PLEDGE OR OTHER TRANSFER OF THE UNITS CONTEMPLATED BY THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT IS RESTRICTED, EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT REGISTRATION IS NOT REQUIRED FOR THE TRANSFER, OR SUCH OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT THE TRANSFER IS NOT IN VIOLATION OF THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAW. THE SALE, PLEDGE OR OTHER TRANSFER OF THE UNITS CONTEMPLATED BY THIS AMENDED AND RESTAED LIMITED LIABILITY COMPANY AGREEMENT IS ALSO SUBJECT TO THE RESTRICTIONS SET FORTH IN THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT, WHICH MAY BE AMENDED OR RESTATED FROM TIME TO TIME.

AMENDED AND RESTATED

OPERATING AGREEMENT OF

MODERN ROUND, L.L.C.

F/K/A VIRTUAL SHOOTING RANGES OF AMERICA, L.L.C.

THIS AMENDED AND RESTATED OPERATING AGREEMENT (hereafter the “Agreement) made effective this 15th day of January, 2015, by and among VSRA Holdings, L.L.C., a Nevada limited liability company (hereafter, ‘VSRA”); BK Entertainment, L.L.C., an Arizona limited liability company (hereafter, “BK”) (VSRA and BK shall sometimes be hereafter referred to as the “Member, “Members,” or “Member(s)”); Mitchell A. Saltz, an individual and Barry M. Monheit, an individual, and Ronald L. Miller, Jr., an individual (Mitchell A. Saltz, Barry M. Monheit, and Ronald L. Miller, Jr., shall sometimes be referred to as the “Current Manager” or the “Current Managers,” and Modern Round, L.L.C., a Nevada limited liability company (hereafter, the “Company”)

RECITALS

The parties to this Agreement are the current Members and Managers of the Company. The parties intend by this Agreement to define their rights and obligations with respect to the Company’s severance and financial affairs and to adopt regulations and procedures for the conduct of the Company’s activities. Accordingly, any Operating Agreement executed prior to the date of this Operating Agreement is hereby amended and restated in its entirety to read as follows.

NOW THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Members hereby agree as follows:

ARTICLE I

DEFINED TERMS

Section 1.1. Definitions. Unless the context otherwise requires, the terms defined in this Article 1 shall, for the purposes of this Agreement and the Schedules and Exhibits hereto, have the meanings herein specified or in the introductory paragraph of this Agreement or in Schedule A.

“Act” means: the Nevada Limited Liability Company Act, Nev. Rev. Stat. §86, as amended from time to time.

“Additional Members” shall have the meaning set forth in Section 5.2.

“Adjusted Capital Account Deficit” means a deficit balance in a Member’s Capital Account after giving effect to any amounts the Member is obligated to contribute or restore to the Company pursuant to the penultimate sentences of Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5), and subsequently such Member’s share of the items described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6).

“Affiliate” means with respect to a Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, the specified Person. As used in this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through ownership of voting securities, by contract or otherwise. Ownership of more than fifty percent (50%) of the beneficial interests of an entity shall be conclusive evidence that control exists. For purposes of this definition, “Affiliate” shall include, with respect to any natural Person, the spouse, parents, siblings, and children of such Person.

“Agreement” means this amended and restated operating agreement, as amended, modified, supplemented, or restated from time to time.

“Articles” means the Articles of Organization of the Company and any and all amendments thereto and restatements thereof filed on behalf of the Company with the Nevada Secretary of State pursuant to the Act

“Business” shall have the meaning set forth in Section 3.1(a).

“Business Day” means a day other than a Saturday, Sunday, or a legal holiday as recognized in the state of Nevada.

“Capital Account” means, with respect to any Member, the capital account maintained for such Member in accordance with the provisions of Article 4 hereof.

“Capital Contribution” means, with respect to any Member, the aggregate amount of money and the initial Gross Asset Value of any property (other than money) contributed to the Company pursuant to Article 4 hereof with respect to such Member’s Interest, reduced, in the case of a contribution of property, by the amount of any liabilities of such Member that are assumed by the Company in connection with such contribution or that are secured by any property contributed by such Member to the Company.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any corresponding federal tax statute enacted after the date of this Agreement.

“Company” means Modern Round, L.L.C., a Nevada limited liability company.

“Company Minimum Gain” shall have the same meaning as the meaning of “partnership minimum gain” set forth in Treasury Regulations Sections 1.704-2(b)(2) and 1.704-2(d).

“Company Nonrecourse Liability” shall have the same meaning as the meaning of “partnership nonrecourse liability” set forth in Treasury Regulations Section 1.704-2(b)(3).

“Company Sale” shall have the meaning set forth in Section 5.7(a).

“Company Sale Notice” shall have the meaning set forth in Section 5.7(b).

“Confidential Information” means data and information relating to the Company and which has material value to the Company and is not generally known to its competitors.

Confidential Information does not include any data or information that has been voluntarily disclosed to the public by the Company or that has been independently developed and disclosed by others, or that otherwise enters the public domain through lawful means.

“Corporate Conversion” shall have the meaning set forth in Section 2.8.

“Covered Person” means a Manager; a Member; any Affiliate of a Member; any officers, directors, shareholders, partners, employees, representatives, or agents of a Member or any Affiliate of a Member; any employee or agent of the Company or its Affiliates; any Tax Matters Member; or an officer of the Company that is not an employee.

“Damages” shall have the meaning set forth in Section 12.2(a).

“Depreciation” means, for each Fiscal Year or other period, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Fiscal Year or other period; provided, however, that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Fiscal Year or other period, Depreciation shall be an amount that bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction with respect to such asset for such Fiscal Year or other period bears to such beginning adjusted tax basis; and provided further, that if the federal income tax depreciation, amortization, or other cost recovery deduction for such Fiscal Year or other period is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Manager.

“Family Member” shall have the meaning given that term in Section 7.2(a)

“Fiscal Year” means (i) the period commencing upon the formation of the Company and ending on December 31, 2014 and (ii) any subsequent twelve (12) month period commencing on January 1 and ending on December 31.

“Gross Asset Value” means, with respect to any asset, such asset’s adjusted basis for federal income tax purposes, except as follows:

(a) the initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as agreed to by the contributing Member and the Manager;

(b) the Gross Asset Value of all Company assets shall be adjusted to equal their respective gross fair market values, as determined by the Manager, as of the following times: (i) the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution or in exchange for services; (ii) the distribution by the Company to a Member of more than a de minimis amount of Company assets as consideration for an interest in the Company; and (iii) the liquidation of the Company within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g); provided, however, that adjustments pursuant to Clause (i) and Clause (ii) of this sentence shall be made only if the Manager reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Members in the Company; and

(c) the Gross Asset Value of any Company asset distributed to any Member shall be the gross fair market value of such asset on the date of distribution, as determined by the Manager.

(d) The Gross Asset Values of Company assets shall be adjusted to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m).

If the Gross Asset Value of an asset has been determined or adjusted pursuant to Paragraph (a) or Paragraph (b) above, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Profits and Losses.

“Gross Revenue” means the gross revenue of the Company for each Fiscal Year, or part thereof, arising from the Company’s business other than Capital Contributions and proceeds from loans.

“Indemnitee” shall have the meaning given that term in Section 12.7.

“Indemnitor” shall have the meaning given that term in Section 12.7.

“Interest” means, with respect to any Member, such Member’s: (i) interest in the Company’s capital, (ii) share of the Company’s net Profits and net Losses (and specially allocated items of income, gain, and deduction), and the right to receive distributions of Net Cash Flow from the Company, (iii) right to inspect the Company’s books and records, to the extent permitted by this Agreement, and (iv) right to participate, to the extent applicable, in the management of and vote on matters coming before the Members as provided in this Agreement.

“Interest Holder” shall have the meaning set forth in Section 7.2(a).

“Liquidating Trustee” shall have the meaning set forth in Section 13.4(a).

“Manager” has the meaning set forth in Article 6 hereof. Mitchell A. Saltz, Barry M. Monheit, and Ronald L. Miller, Jr. served as the Managers prior to the appointment of Virtual Management, L.L.C., a Nevada limited liability company as the Manager pursuant to this Agreement.

“Member” means any Person executing this Agreement and any Person admitted as a Substitute Member pursuant to the provisions of this Agreement, in such Person’s capacity as a Member of the Company, and “Members” means two (2) or more of such Persons when acting in their capacities as Members of the Company.

“Member Loans” shall mean loans to the Company by a Member.

“Member Nonrecourse Debt” has the meaning set forth for “partner nonrecourse debt” in Treasury Regulations Section 1.704-2(b)(4).

“Member Nonrecourse Debt Minimum Gain” shall have the meaning set forth for “partner nonrecourse debt minimum gain” in Treasury Regulation Section 1.704-2(i)(2).

“Minimum Distributions” shall have the meaning set forth in Section 8.2.

“Net Cash Flow” means, for each calendar month, Fiscal Year or other period of the Company for which it must be determined, the Gross Revenue of the Company from all sources, less all Operating Expenditures, provided that Net Cash Flow shall not include unexpended Capital Contributions or loan proceeds unless determined by the Managing Member.

“Operating Expenditures” means the expenditures of the Company for each Fiscal Year, or part thereof, arising from the Company’s business, including, but not limited to, the following:

(e) general operating expenses, including, but not limited to, management, legal, accounting, and other professional fees, wages, salaries, and other compensation in connection with its business operations, and all fees, costs and expenses associated with entitlement, development, construction, and marketing with respect to property, monies expended to comply with and perform contractual and other obligations, and any other expenses expended on behalf of the Company in relation to its general administrative and management needs;

(f) payments of principal and interest upon any indebtedness of the Company (whether third-party indebtedness or loans made by Members to the Company pursuant to this Agreement);

(g) any other cash expended by the Company for business operations, including, without limitation, capital expenditures; and

(h) the establishment of appropriate reserves for debt service, to provide working capital or any other contingency of the Company as determined by the Manager.

“Percentage Interest” means, with respect to a Member, a percentage, the numerator of which is the number of Outstanding Units held by such Member, and the denominator of which is the total number of Outstanding Units. The Members’ respective initial Percentage Interests are as described in Schedule A, as amended from time to time.

“Permitted Action” shall have the meaning set forth in Section 3.1(b).

“Permitted Assignee” shall have the meaning given that term in Section 7.2(a).

“Person” includes any individual, corporation, association, partnership (general or limited), joint venture, trust, estate, limited liability company, or other legal entity or organization.

“Profits” or “Losses” means, for each Fiscal Year, an amount equal to the Company’s taxable income or loss for such Fiscal Year, determined in accordance with Section 703(a) of the Code (but including in taxable income or loss, for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code), with the following adjustments:

any income of the Company exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition shall be added to such taxable income or loss;

(i) any expenditures of the Company described in Section 705(a)(2)(B) of the Code (or treated as expenditures described in Section 705(a)(2)(B) of the Code pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(i)) and not otherwise taken into account in computing Profits or Losses pursuant to this definition shall be subtracted from such taxable income or loss;

(j) in the event the Gross Asset Value of any Company asset is adjusted in accordance with Paragraph (b) or Paragraph (c) of the definition of “Gross Asset Value” above, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Profits or Losses;

(k) gain or loss resulting from any disposition of any asset of the Company with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the asset disposed of, notwithstanding that the adjusted tax basis of such asset differs from its Gross Asset Value;

(l) in lieu of the depreciation, amortization and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year or other period, computed in accordance with the definition of “Depreciation” above; and

(m) notwithstanding any other provisions of this definition, any items which are specially allocated pursuant to Section 9.2 hereof shall not be taken into account in computing Profits or Losses.

“Public Offering” means a public offering for any of the Company’s equity securities registered under the Securities Act of 1933, as amended.

“Regulatory Allocations” shall have the same meaning given that term in Section 9.2(j).

“Sale of the Company” shall have the same meaning given that term in Section 5.7(a).

“Tax Matters Member” shall have the meaning set forth in Section 11.4(a), hereof.

“Transfer” means any transfer, assignment, sale, conveyance, hypothecation, license, lease, partition, pledge, grant of an option, or grant of a security interest in a Member’s Interest in the Company, and includes any “involuntary transfer” such as a sale of any part of the Interest therein in connection with any bankruptcy or similar insolvency proceedings, or any other disposition or encumbrance of a Member’s Interest. For purposes of this Agreement, any transfer, exchange, or series of transfers (or exchanges), directly or indirectly, of the stock, partnership, member or other ownership interests of any Member that is a business organization or an entity (or any combination of such transfers or exchanges, whether direct or in connection with a merger, acquisition, sale, or similar reorganization or transaction, including issues of new stock or other ownership interests, or the exercise of options, warrants, debentures, or other convertible instruments, or a redemption of other interests in the Member, and any similar transactions involving the stock or other ownership interests of such Member), the effect of which is that the Persons who owned more than fifty (50%) of the outstanding stock or other ownership interests in such Member at the time this Agreement is signed, no longer own more than fifty percent (50%) of such stock or other ownership interests, then a Transfer shall also be deemed to have occurred with regard to the Interest owned by such Member.

“Transferring Member” shall have the same meaning given that term in Section 5.7(a).

“Treasury Regulations” means the income tax regulations, including temporary regulations, promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

“Unitholder” means a Member.

“Unitholders” means the Members.

“Units” means units representing an ownership interest in the Company.

ARTICLE II

CONTINUATION OF COMPANY AND TERM

Section 2.1. Formation of Company.

(a) The Members hereby agree to continue the Company as a limited liability company pursuant to the provisions of the Act and agree that the rights, duties, and liabilities of the Members shall be as provided in the Act, except as otherwise provided herein.

(b) The name and mailing address of each Member, the total amount contributed to the capital of the Company, and Capital Accounts of the Members as of the date of this Agreement are listed on Schedule A attached hereto. The Manager shall update Schedule A, from time to time, as may be necessary to accurately reflect the agreements of the Members with respect to the information therein. Any amendment or revision to Schedule A made in accordance with this Agreement shall not be deemed an amendment to this Agreement. Any reference in this Agreement to Schedule A shall be deemed to be a reference to Schedule A, as amended and in effect from time to time.

Section 2.2. Name. The business and affairs of the Company shall be conducted under the name “Modern Round, L.L.C.” unless the Manager determines to use a different name. The Company’s officers shall execute such assumed or fictitious name certificates as may be desirable or required by law to be filed in connection with the formation of the Company and shall cause such certificates to be filed in all appropriate public records.

Section 2.3. Term. The term of the Company commenced on the date the Articles were filed and shall continue as provided in Section 13.2, unless the Company is dissolved in accordance with the provisions of this Agreement.

Section 2.4. Registered Office; Registered Agent; Principal Office; Other Offices. The registered office of the Company required by the Act to be maintained in the state of Nevada shall be the office of the initial registered agent named in the Articles or such other office (which need not be a place of business of the Company) as the Manager may designate from time to time in the manner provided by law. The registered agent of the Company in the state of Nevada shall be the initial registered agent named in the Articles or such other Person or Persons as the Manager may designate from time to time in the manner provided by law. The principal office of the Company shall be at such place as the Manager may designate from time to time, which need not be in the state of Nevada, and the Company shall maintain records there. The Company may have such other offices as the Manager may designate from time to time.

Section 2.5. No State Law Partnership. The Company is a Nevada limited liability company that will be treated as a partnership only for federal income tax purposes, and if applicable, state tax purposes, and no Member shall be deemed to be a partner or joint venturer of any other Member for any purposes other than federal income tax purposes and, if applicable, state tax purposes, and this Agreement shall not be construed to suggest otherwise. The Members intend that the Company shall be treated as a partnership for federal and, if applicable, state income tax purposes, and each Member and the Company shall file all tax returns and shall otherwise take all tax and financial reporting positions in a manner consistent with such treatment.

Section 2.6. Qualification in Other Jurisdictions. The Manager shall cause the Company to be qualified, formed, or registered under assumed or fictitious name statutes or similar laws in any jurisdiction in which the Company transacts business. The officers of the Company shall execute, deliver, and file any certificates (and any amendments and/or restatements thereof) necessary for the Company to qualify to do business in a jurisdiction in which the Company may wish to conduct business.

Section 2.7. Nevada Act Provisions. The Members hereby agree that, during the term of the Company, the rights, powers, and obligations of the Members with respect to the Company will be determined in accordance with the terms and conditions of this Agreement.

Section 2.8. Conversion to Corporation. The Manager may cause the Company to convert to corporate form through one or more structures (as determined by such resolution), including, without limitation, by merger, conversion, formation of a holding corporation, or otherwise (each, a “Corporate Conversion”), without any further act, vote or approval of any Member, officer of the Company, or any other Person notwithstanding any other provision of this Agreement or the Act, as follows:

(a) If the Manager causes a Corporate Conversion, it shall notify the Members, and the Members hereby agree that they shall (i) cooperate with the Manager in all respects in such Corporate Conversion and enter into any transaction required to effect such Corporate Conversion, (ii) vote their Interests in favor of any such transaction required to consummate such Corporate Conversion, if requested by the Manager, (iii) not attempt to prohibit or delay such Corporate Conversion and (iv) execute all agreements, documents, and instruments reasonably required by the Manager and consistent with this Section 2.8.

(b) Immediately prior to a Corporate Conversion in connection with a Public Offering, the Manager shall determine in good faith the then aggregate value of the Interests. Such valuation will be based on the price per share at which shares of common stock of the Company or any successor to the Company resulting from a Corporate Conversion are to be sold to the public in the Public Offering. The Interests held by each Member shall be converted or exchanged in connection with the Corporate Conversion into a number of shares of common stock of the Company or any successor to the Company resulting from a Corporate Conversion determined by dividing (i) the amount that would be distributed to such Member upon a dissolution of the Company for cash in accordance with Section 13.4 at the aggregate value determined by resolution of the Manager, by (ii) a value per share of common stock of the Company or any successor to the Company resulting from a Corporate Conversion selected by resolution of the Manager; provided, however, that any Interests that do not have a positive value shall be canceled in connection with the Corporate Conversion and the Company shall have no further obligations with respect thereto.

(c) If the Corporate Conversion does not occur in connection with a Public Offering, each class, series, or type of Interest will be converted or exchanged in connection with the Corporate Conversion into shares of capital stock or options, warrants, or other stock equivalents, as the case may be, of the Company or any successor to the Company resulting from a Corporate Conversion having rights that are equivalent in all material respects to the rights of such Interest (other than as to matters that reflect inherent differences between corporate and limited liability company form).

(d) If the Corporate Conversion occurs in connection with a Public Offering, each Member agrees that upon the request of the managing underwriter in such Public Offering or any subsequent Public Offering, such Member will not offer, sell, contract to sell, grant any option or right for the purchase of, or otherwise dispose of any of the Company or any successor to the Company resulting from a Corporate Conversion securities held by such Member (other than those included in such registration) or engage in any swap or derivative transactions involving securities of the Company or any successor to the Company resulting from a Corporate Conversion, in each case without the prior written consent of such underwriter, for such period of time as may be requested by such underwriter (commencing as of the date of such Public Offering and ending no later than (i) 180 days thereafter (subject to extension by the managing underwriter to the extent required to comply with FINRA rules), in the case of the initial public offering of the common stock of the Company or any successor to the Company resulting from a Corporate Conversion or (ii) ninety (90) days thereafter, in the case of any other registration.

(e) Upon Corporate Conversion pursuant to this Section 2.8, the Members will, if requested by the Manager, enter into a stockholders agreement containing operative terms that are substantially similar to the corresponding terms of this Agreement (but only to the extent such terms are consistent with the other provisions of this Section 2.8).

ARTICLE III

PURPOSE AND POWERS OF THE COMPANY

Section 3.1. Purpose.

(a) The Company may engage in any lawful business for which limited liability companies may be organized under the laws of the state of Nevada and engage in any other activities reasonably related thereto (the “Business”). The Company may pursue any other purpose permitted by law and approved by the majority of the Members.

(b) In no event shall this Agreement be held or construed to imply the existence of a general partnership or joint venture among the Members with regard to matters, trades or businesses or enterprises, and no Member shall have any power or authority under this Agreement to act as the agent or representative of the Company or any other Member with regard to any matter, or as the agent or representative of any other Member on any matter. Without limiting the foregoing, and notwithstanding any other provision of this Agreement, the Members specifically acknowledge and agree that (i) the Manager shall only be required to spend such time on the affairs of the Company as is reasonably necessary to perform its duties and obligations hereunder and shall not be required to manage the Company as its sole and exclusive function and may engage in other business and investment activities, and (ii) neither the Company nor any Member shall have any right, solely by virtue of this Agreement or its relationship to the other Members, the Manager or the Company, to share or participate in any such other investments or activities of the Members, the Manager, or their respective Affiliates or to the income or proceeds derived therefrom (each, a “Permitted Action”), including, without limitation, any other entertainment venue or activity. The provisions of this Section 3.1(b), to the extent that they limit or restrict the duties and/or liabilities of a Member or Manager otherwise existing at law or in equity, are agreed by the Members to replace such other duties and/or liabilities to the fullest extent permitted by applicable law.

Section 3.2. Powers of the Company. The Company shall have the power and authority to do all things that limited liability companies are permitted to do under the Act and to take any and all actions necessary, appropriate, proper, advisable, incidental or convenient to or for the furtherance of the purpose set forth in Section 3.1, including, but not limited to, the power:

(a) to conduct the business of the Company, carry on its operations and have and exercise the powers granted to a limited liability company by the Act in any state, territory, district or possession of the United States, or in any foreign country that may be necessary, convenient or incidental to the accomplishment of the purpose of the Company;

(b) to acquire by purchase, lease, contribution of property, or otherwise, own, hold, operate, maintain, finance, improve, lease, sell, convey, pledge, mortgage, transfer, demolish, or dispose of any real or personal property that may be necessary, convenient, or incidental to the accomplishment of the purpose of the Company;

(c) to enter into, perform, and carry out contracts of any kind, including contracts with any Member or Affiliate thereof, necessary to the accomplishment of the purpose of the Company;

(d) to sue and be sued, make claims and defend, and participate in administrative or other proceedings, in its name;

(e) to appoint agents of the Company and define their duties and fix their compensation;

(f) subject to the provisions of Article 12, to indemnify certain Persons in accordance with the Act and to obtain any and all types of insurance;

(g) to borrow money and issue evidences of indebtedness, including loans from any Member or Affiliate thereof, and to secure any of the same by a deed of trust, mortgage, pledge, or other lien on the assets of the Company;

(h) to pay, collect, compromise, litigate, arbitrate, or otherwise adjust or settle any and all other claims or demands of or against the Company or to hold such proceeds against the payment of contingent liabilities; and

(i) to make, execute, acknowledge, and file any and all documents or instruments necessary, convenient or incidental to the accomplishment of the purpose of the Company.

Section 3.3. Principal Place of Business. The address of the Company’s principal place of business shall be 7377 East Doubletree Ranch Road, Suite 200, Scottsdale, Arizona 85258. The Manager may change the Company’s principal place of business from time to time upon reasonable notice to the Members.

Section 3.4. Registration Agent and Office. The Company’s registered agent and registered office shall be as set forth in the Articles of Organization. The Company may change its registered agent and office from time to time by decision of the Manager. The Manager shall file such instrument as required by the state of Nevada to reflect the change.

ARTICLE IV

CAPITAL CONTRIBUTIONS, MEMBER INTERESTS OR UNITS,

CAPITAL ACCOUNTS

Section 4.1. Capital Contributions. Each Member has made the Capital Contributions set forth next to his or her name on Schedule A. No additional Capital Contributions shall be required by any Member.

Section 4.2. Member’s Interest. A Member’s Units shall for all purposes be personal property. A Member has no interest in specific property, unless and until distributed to such Member.

Section 4.3. Status of Capital Contributions.

(a) Except as otherwise provided in this Agreement, no Member, or the successor or assign of a Member, may demand a return of its Capital Contributions, in whole or in part.

(b) No Member or Affiliate thereof shall receive any interest, return, compensation, or drawing with respect to its Capital Contributions or its Capital Account or for services rendered or resources provided on behalf of the Company, except as otherwise specifically provided in this Agreement.

(c) No Member shall have any personal liability for the repayment of any other Member’s Capital Contribution.

Section 4.4. Capital Accounts.

(a) A separate Capital Account shall be established and maintained for each Member. The original Capital Account established for any Member that acquires Units by virtue of an assignment in accordance with the terms of this Agreement shall be in the same amount as and shall replace the Capital Account of the assignor of such Units, and, for purposes of this Agreement, such Member shall be deemed to have made the Capital Contributions made by the assignor of such Units (or made by such assignor’s predecessor in interest). To the extent such Member acquires less than all of the Units of the assignor of the Units so acquired by such Member, the original Capital Account of such Member and its Capital Contributions shall be in proportion to the Units it acquires, and the Capital Account of the assignor who retains Units, and the amount of its Capital Contributions, shall be reduced in proportion to the Units it retains.

(b) The Capital Account of each Member shall be maintained in accordance with the following provisions:

(i) to such Member’s Capital Account there shall be credited such Member’s Capital Contributions, such Member’s distributive share of Profits, special allocations of income and gain, and the net amount of any Company liabilities that are assumed by such Member or that are secured by any Company assets distributed to such Member;

(ii) to such Member’s Capital Account there shall be debited the amount of cash and the Gross Asset Value of any Company assets distributed to such Member pursuant to any provision of this Agreement, such Member’s distributive share of Losses, special allocations of loss and deduction, and the net amount of any liabilities of such Member that are assumed by the Company or that are secured by any property contributed by such Member to the Company; and

(iii) in determining the amount of any liability for purposes of this Section 4.4(b), there shall be taken into account Section 752(c) of the Code and any other applicable provisions of the Code and the Treasury Regulations.

Section 4.5. Member Loans. A Member may, at his sole discretion, make Member Loans to the Company. Member Loans shall bear interest at a rate and be on such other terms as reasonably determined by the Manager.

Section 4.6. Adjustments to Gross Asset Value. The Manager shall adjust the Gross Asset Value of the Company’s assets to fair market value in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(f) upon the occurrence of any of the events set forth in Treasury Regulation Section 1.704-1(b)(2)(iv)(f)(v) and as of the following times: (a) immediately prior to the issuance of Equity Securities in the Company; (b) immediately after the acquisition of an interest in the Company through the exercise of a noncompensatory option (as defined in Treasury Regulation 1.721-2(g)); (c) in connection with the Distribution by the Company to a Member of more than a deminimis amount of Company assets, including cash, as consideration for an interest in the Company; (d) the liquidation of the Company within the meaning of Treasury Regulation Section 1.704-1(b)(2)(ii)(g); and (e) immediately prior to the incorporation of the Company in connection with a Public Offering.

ARTICLE V

MEMBERS, MEETINGS AND AMENDMENTS

Section 5.1. Powers of Members. The Members shall have the power to exercise any and all rights or powers granted to the Members pursuant to the express terms of this Agreement.

Section 5.2. Resignation. Except as expressly provided in this Agreement, a Member may not resign from the Company prior to the dissolution and winding up of the Company. If a Member resigns or withdraws in violation of the foregoing prohibition, such Member shall not be entitled to receive any compensation, shall not be able to exercise any of the rights granted to such Member under this Agreement, shall not be relieved of any obligations under this Agreement, and shall not receive any distribution from the Company.

Section 5.3. Meetings or Other Approvals of the Members. There shall be no meetings of the Members.

Section 5.4. Additional Members; Additional Units.

(a) The Company is authorized to admit any Person as an additional member of the Company (each, an “Additional Member” and collectively, the “Additional Members”) or to issue additional Units to an existing Member. Each such Person shall be admitted as an Additional Member at the time such Person (i) executes a signature page, agreeing to be bound by this Agreement, and (ii) is designated as a Member (with a corresponding Percentage Interest) on an amended or supplemental Schedule A hereto. The Manager may issue Units to an existing Member or to an Additional Member in exchange for cash, property, or services or any combination thereof, at the sole discretion of the Manager. So as to be free from doubt, such new Additional Members, such additional Classes of Units or Units issued to existing Members shall (i) be entitled to such distributions pursuant to Article 8 and allocations pursuant to Article 9 of this Agreement as the Manager determines, including, without limitation, distributions and allocations that are senior to one or more Classes of Units outstanding at the time of the issuance of such Units and (ii) shall dilute the existing Members’ Percentage Interests proportionately.

(b) Additional Members shall not be entitled to any retroactive allocation of the Company’s income, gains, losses, deductions, credits, or other items; provided, however, that, subject to the restrictions of Section 706(d) of the Code, Additional Members shall be entitled to their respective share of the Company’s income, gains, losses, deductions, credits, and other items arising under contracts entered into before the effective date of the admission of any Additional Members to the extent that such income, gains, losses, deductions, credits, and other items arise after such effective date. To the extent consistent with Section 706(d) of the Code and Treasury Regulations promulgated thereunder, the Company’s books may be closed at the time Additional Members are admitted (as though the Company’s tax year had ended) or the Company may credit to the Additional Members pro rata allocations of the Company’s income, gains, losses, deductions, credits and items for that portion of the Company’s Fiscal Year after the effective date of the admission of the Additional Members.

Section 5.5. Amendments. Any amendment to this Agreement or the Articles shall be adopted by the Manager at its sole discretion. No amendment may be adopted that will effect a Member differently than other Members without the approval of such Member, except as specifically provided herein.

Section 5.6. Confidentiality Obligations of Members. Each Member expressly covenants and agrees that neither such Member nor any of its Affiliates (to the extent any such Affiliate has received Confidential Information) will disclose, divulge, furnish, or make accessible to anyone (other than the Company or any of its Affiliates or representatives) any Confidential Information, or in any way use any Confidential Information in the conduct of any business; provided, however, that nothing in this Section 5.6 will prohibit the disclosure of any Confidential Information (i) which is required to be disclosed by the Member or any such Affiliate in connection with any court action or any proceeding before any judicial or similar authority or under any applicable law or regulation; (ii) in connection with the enforcement of any of the rights of the Member hereunder; (iii) to the extent required by securities laws; (iv) in connection with the defense by the Member of any claim asserted against it hereunder; or (v) as necessary to conduct the Company’s business or to obtain loans for the Company; provided, however, that in the case of a disclosure contemplated by clause (i), to the extent reasonably practicable no disclosure shall be made until the Member shall give notice to the Company of the intention to disclose such Confidential Information so that the Company may contest the need for disclosure, and the Member will cooperate (and will cause its Affiliates and their respective representatives to cooperate) with the Company in connection with any such proceeding, all such cooperation at the expense of the Company.

Section 5.7. Drag-Along Right.

(a) In the event that the Manager approves (i) a transaction or series of related transactions in which a third-party, or a group of related third-parties, acquires from the Members of the Company Interests representing fifty percent or more of the outstanding voting power of the Company, (ii) any acquisition of the Company by means of merger, exchange, transfer, or other form of corporate reorganization or consolidation in one or a series of related transactions with or into another entity in which outstanding Interests of the Company are exchanged for securities or other consideration issued, or caused to be issued, by the other entity corporation or its subsidiary and, as a result of which transaction, the Members of the Company own fifty percent or less of the voting power of the surviving entity (other than a mere re-incorporation transaction), or (iii) a sale, transfer, lease, or other disposition (other than a pledge or grant of a security interest to a bona fide lender) of all or substantially all of the assets of the Company (other than to or by a wholly owned subsidiary or parent of the Company) (such events described in subsections (i), (ii), and (iii) are referred to in this Agreement as a “Sale of the Company”), then each Member hereby agrees with respect to the Interest that he holds and any other Company securities over which he otherwise exercises dispositive power:

(i) If such Sale of the Company requires approval of the Members, with respect to all Interests that such Member owns or over which such Member otherwise exercises voting power, to vote (in person, by proxy, or by action by written consent, as applicable) all such Interest in favor of, and adopt, such Sale of the Company and to vote in opposition to any and all other proposals that could reasonably be expected to delay or impair the ability of the Company to consummate such Sale of the Company;

(ii) In the event that the Sale of the Company is to be effected by the sale of Interests held by the Members (the “Transferring Member”), each Member agrees to sell all his Interests of the Company beneficially held by such Member (or in the event that the Transferring Member is selling fewer than all of his Interest of the Company, Interests in the same proportion as the Transferring Member is selling) to the person to whom the Transferring Member proposes to sell his Interest, for an amount equal to the amount such Member would receive if the assets of the Company were sold on the same terms and conditions and at a price consistent with the price as the Transferring Member would receive from the proposed purchaser, and on the same terms and conditions as the Transferring Member, except that the other Member will not be required to sell his Interests unless the liability for indemnification, if any, of each Member in such Sale of the Company is several, not joint, and is pro rata in accordance with such Member’s relative ownership of the Company, and will not exceed the consideration payable to such Member, if any, in such transaction (except in the case of potential liability for fraud or willful misconduct by such Member);

(iii) To execute and deliver all related documentation and take such other action in support of such Sale of the Company as shall reasonably be requested by the Manager in order to carry out the terms and provisions of this Section, including, without limitation, executing and delivering instruments of conveyance and transfer, and any purchase agreement, merger agreement, indemnity agreement, escrow agreement, consent, waiver, governmental filing, share certificates duly endorsed for transfer (free and clear of impermissible liens, claims and encumbrances), and any similar or related documents;

(iv) Not to deposit, and to cause any affiliates not to deposit, except as provided in this Agreement, any Interest of the Company owned by such party or affiliate in a voting trust or subject any Interest to any arrangement or agreement with respect to the voting of such Interest, unless specifically requested to do so by the acquiror in connection with the Sale of the Company; and

(v) To refrain from exercising any dissenters’ rights or rights of appraisal under applicable law at any time with respect to such Sale of the Company.

Each Member hereby appoints the secretary of the Company and the Manager as such Member’s proxy and attorney-in-fact with respect to all Interests held by such Member solely to vote such Interest in favor of a Sale of the Company, to the extent necessary to carry out the terms and provisions of this Section. The proxies granted in this section are proxies coupled with an interest and shall be irrevocable throughout the term of this Agreement.

The proceeds of any Sale of the Company received by any Unitholder in his capacity as such to which this Section 5.7 applies shall be allocated among the other Unitholders based upon the Classes of Units included or deemed to be included in such Sale of the Company by each of the Unitholders as if the proceeds of such Sale of the Company were paid to the Unitholders pursuant to Section 8.1 of this Agreement and the other Unitholders included or deemed to be included in such Sale of the Company were the only outstanding Units of the Company at the time of such Distribution. Any amount otherwise allocable to the other Unitholders under this Section 5.7(b) shall be subject to reduction for any tax or other amounts required to be withheld under the provisions of any documents executed in connection with the Sale of the Company or otherwise under applicable law. Notwithstanding anything to the contrary contained herein, in the Manager’s sole discretion, the proceeds with respect to a Sale of the Company may be withheld from any Unitholder pending the execution of the deliveries set forth in Section 5.7(a) or posting of such Unitholder’s pro rata share of any security as the Manager deems necessary to cover any purchase price adjustments, indemnification or such other obligations of the Company or a Unitholder as set forth in Section 5.7(a) and Section 5.7(c).

Notwithstanding anything herein to the contrary, the Unitholders shall be severally obligated to join on a pro rata basis in any indemnification obligation the Manager or other Unitholders have agreed to in connection with such Approved Sale (other than any such obligations that relate specifically to a particular Unitholder, such as indemnification with respect to representations and warranties given by a Unitholder regarding such Unitholder’s title to and ownership of Units); provided, however, that unless a prospective Transferee permits a Unitholder to give a guarantee, letter of credit, or other mechanism (which shall be dealt with on an individual basis), any escrow of proceeds of any such transaction shall be withheld on a pro rata basis among all Unitholders. Each Unitholder shall pay its share (determined on a pro rata basis) of the third-party expenses incurred by the Unitholders pursuant to an Approved Sale to the extent such expenses are incurred for the benefit of all Unitholders (as determined by the Manager). Expenses incurred by any Unitholder on its own behalf (including the fees and disbursements of counsel, advisors, and other Persons retained by such holder in connection with the Approved Sale) will not be considered costs incurred for the benefit of all Unitholders and, to the extent not paid by the Company, will be the responsibility of such Unitholder. Each Unitholder shall enter into any other agreement that the Manager approves. Without limiting the immediately prior sentence, each Unitholder shall enter into any indemnification, contribution, or Unitholder representative agreement requested by the Manager to ensure compliance with this Section 5.7(c) and the provisions of this Section 5.7(c) requiring several liability shall be deemed complied with if such requirement is addressed through such agreement, even if the purchase and sale agreement or merger agreement related to the Sale of the Company provides for joint and several liability.

ARTICLE VI

MANAGEMENT

Section 6.1. Management of the Company.

(a) The Company shall be managed by one or more Managers. The initial Managers were Mitchell A. Saltz, Barry M. Monheit, and Ronald L. Miller, Jr. The Members hereby appoint Virtual Management, L.L.C., a Nevada limited liability company as the successor Manager effective on the date of this Agreement. Such Manager shall serve until its resignation or dissolution. Except as described in this Agreement or as authorized by further action of the Manager under the provisions of this Agreement, no Person other than the Manager, and the duly authorized, officers, employees and agents of the Company, if any, shall take part in the management, or the operation or control of the business and affairs of the Company or have any right, power or authority to transact any business in the name of the Company or to act for on behalf of or to bind the Company.

(b) The Manager shall have the power to do any and all acts necessary, convenient, or incidental to or for the furtherance of the purposes described herein, including all powers, statutory or otherwise, possessed by managers of a limited liability company under the Act.

(c) In the event of the resignation or dissolution, death, or disability of a Manager, a substitute Manager may be elected by persons holding a majority of the Units.

Section 6.2. Reliance by Third Parties. Any Person dealing with the Company or a Manager may rely upon a certificate signed by the Manager as to:

(a) the identity of the Manager;

(b) the existence or non-existence of any fact or facts which constitute a condition precedent to acts by the Manager in any other manner germane to the affairs of the Company;

(c) the Persons who are authorized to execute and deliver any instrument or document of or on behalf of the Company; or

(d) any act or failure to act by the Company or as to any other matter whatsoever involving the Company.

Section 6.3. Officers. The Manager may, from time to time, designate one or more natural persons to be officers of the Company. No officer need be a resident of the state of Nevada, a Member, or a Manager. Any officers so designated shall have such authority and perform such duties as the Manager may, from time to time, delegate to such officer. The Manager may assign titles to particular officers. Unless the Manager otherwise decides, if the title is one commonly used for officers of a business corporation, the assignment of such title shall constitute the delegation to such officer of the authority and duties that are normally associated with that office subject to any specific delegation of authority and duties made to such officer by the Manager. Each officer shall hold office until his or her successor shall be duly designated and shall qualify or until his or her death or until he or she shall resign or shall have been removed in the manner hereinafter provided. Any number of offices may be held by the same individual. The salaries or other compensation, if any, of the officers and agents of the Company shall be fixed from time to time by the Manager.

ARTICLE VII

ASSIGNABILITY OF MEMBER INTERESTS OR UNITS

Section 7.1. Assignability of Interest. Except as otherwise provided in this Article 7, no Member may Transfer the whole or any part of his or her Interest or any fractional or beneficial interest therein. If a Member Transfers an Interest in accordance with this Article 7, such Transfer shall, nevertheless, not entitle the assignee to become a substitute Member or to be entitled to exercise or receive any of the rights, powers or benefits of a Member other than the right to receive distributions to which the assigning Member would be entitled, unless the Manager consents to the admission of such assignee as a Member; and provided further, that such assignee shall not become a substitute Member without having first executed an instrument reasonably satisfactory to the Manager that approved the Transfer, which shall at a minimum include an acceptance and agreement by the substitute Member to abide by all the terms and conditions of this Agreement.

Section 7.2. Permitted Transfers. Notwithstanding the foregoing, a Member shall be permitted to assign, at any time and from time to time, all or any part of an Interest to a Permitted Assignee and a holder of a direct or indirect interest in a Member (an “Interest Holder”) shall be permitted to assign, at any time and from time to time, all or any part of its interest in such Member to a Permitted Assignee. For this purpose “Permitted Assignee” means with respect to a particular Member or an Interest Holder, a Person that is (i) a spouse, natural or adoptive lineal ancestor or descendant of such Member or Interest Holder (a “Family Member”); (ii) a trust, estate, guardianship, or custodianship, including those established under any of the Uniform Gifts to Minors Act of any state, established for such Member or Interest Holder, or one or more Family Members or other Permitted Assignees of such Member or Interest Holder; (iii) a Person that is under the control of or in common control with such Member or another Permitted Assignee of such Member; (iv) a partnership, limited liability company, trust, or other entity that is owned directly or indirectly by any Person that is an Interest Holder of a Member as of the date of the Agreement and the Family Members or other Permitted Assignees of such Interest

Holder; and (v) a Person succeeding to the interest of a Member or of any Interest Holder of a Member as the result of the death of any other Person by will or intestacy or distribution from a trust without any payment of consideration by such Person. The subsequent Transfer of any Interest by a Permitted Assignee shall be subject to the same restrictions of this Article 7 in the same manner as if the Interest to be Transferred was still owned by the Member from whom such Permitted Assignee acquired such Interest; and for this purpose references herein to a Transfer by a Member (or a specific Member), shall include any Transfer by the Permitted Assignee(s) that acquired such Member’s Interest, and references to a specific Member by name shall include its Permitted Assignees.

Section 7.3. Recognition of Assignment by Company or Other Members. No Transfer of Interest that is in violation of this Article 7 shall be valid or effective, and the Company shall not recognize the same for any purpose of this Agreement, including the purpose of making distributions of Net Cash Flow pursuant to this Agreement with respect to such Interest or part thereof. No liability shall be incurred as a result of refusing to make any such distributions to the assignee of any such invalid assignment.

Section 7.4. Effective Date of Assignment. Any valid Transfer of a Member’s Interest, or part thereof, pursuant to the provisions of this Article 7 shall be effective as of the close of business on the day preceding the closing of the transaction evidencing the Transfer. The Company shall, from the effective date of such Transfer, thereafter pay all further distributions on account of the Interest (or part thereof), so assigned, to the assignee of such Interest, or part thereof. As between any Member and its assignee, the profits and losses of the Company for federal, state and local income tax purposes for the Fiscal Year of the Company in which such assignment occurs shall be apportioned for federal income tax purposes in accordance with any convention permitted under Section 706(d) of the Code and selected by the Manager.

Section 7.5. Limitations on Transfer. No Transfer of Interest may be effectuated unless in the opinion of the Company’s counsel the Transfer (a) would not result in the close of the Company’s tax year or the termination of the Company within the meaning of Section 708(b) of the Code; (b) would comply with the Securities Act of 1933 and applicable securities laws of any other jurisdiction; (c) would not cause the Company to be a publicly traded limited partnership as defined in Section 7104 of the Code and (c) would not violate any other applicable laws, provided that the provisions of this Section 7.5 may be waived by the Manager.

ARTICLE VIII

DISTRIBUTIONS TO MEMBERS

Section 8.1. Net Cash Flow. Distributions of Net Cash Flow shall be made at the sole discretion of the Manger. Except as otherwise provided in this Article 8, all distributions of Net Cash Flow, other than upon a liquidation of the Company, shall be made to the Members in accordance with their respective Percentage Interests:

Section 8.2. Tax Distributions. Notwithstanding the foregoing, and subject to any agreements to which the Company is subject, to the extent Net Cash Flow is available, the total distributions (“Minimum Distributions”) to a Member for each Fiscal Year (and the 90-day period following such Fiscal Year) shall not be less than an amount equal to the product of (x) the Company’s net taxable income allocated to such Member for such Fiscal Year and all prior Fiscal Years for federal income tax purposes, multiplied by (y) the highest federal tax rate (including after taking into account the Net Investment Income tax) an individual ordinary income or capital gain, as the case may be, plus the rate of income tax for residents of Arizona, after taking into account the federal income tax deduction for such taxes, reduced by all prior distributions pursuant to Section 8.1, regardless of the actual federal tax rates or Arizona tax rates applicable to the Members. The Company will use reasonable best efforts to cause such distributions to be made in a manner which permits such Member to use the proceeds of such distributions to make on a timely basis all required estimated payments of income taxes in respect of the taxable income so allocated to them (including as soon as is reasonably feasible following the end of each calendar quarter, but in no event later than January 10, April 10, June 10 and September 10 of each calendar year). To the extent that such Minimum Distributions requirement increases the amount of distributions beyond the amount to which a Member would be entitled in the absence thereof, the excess portion shall be considered a prepayment of future distributions allocable to such Member; provided, however, that adjustments to any such future distributions to that Member shall not decrease his aggregate distributions below an amount necessary to meet the Minimum Distribution requirement for such Member for subsequent Fiscal Years. The Manager, at his its discretion, may increase Minimum Distributions to take into account taxes imposed by states other than Arizona.

Section 8.3. Withholding. All amounts withheld pursuant to the Code or any provision of any foreign, state, or local tax law or treaty with respect to any payment, distribution, or allocation to the Company or the Members shall be treated as amounts distributed to the Members pursuant to this Article 8 for all purposes of this Agreement. The Company is authorized to withhold from distributions, or with respect to allocations, to the Members and to pay over to any federal, foreign, state or local government any amounts required to be so withheld pursuant to the Code or any provision of any other federal, foreign, state, or local law or treaty and shall allocate such amounts to those Members with respect to which such amounts were withheld.

Section 8.4. Limitations on Distribution. Except as provided in this Agreement, no Member shall be entitled to any distribution of cash or other property from the Company. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not make a distribution to any Member on account of its Interest in the Company if such distribution would violate the Act or other applicable law.

ARTICLE IX

TAX ALLOCATIONS

Section 9.1. Allocations.

(a) For each Fiscal Year of the Company, after adjusting each Member’s Capital Account for all Capital Contributions and distributions during such Fiscal Year and all special allocations pursuant to Section 9.2 with respect to such Fiscal Year, all

Profits and Losses (other than Profits and Losses specially allocated pursuant to Section 9.2) and if necessary, individual items of gross income or loss, as determined by the Manager shall be allocated to the Members’ Capital Accounts in a manner such that, as of the end of such Fiscal Year, the Capital Account of each Member (which may be either a positive or negative balance) shall be equal to (a) the amount which would be distributed to such Member, determined as if the Company were to sell all of its assets for the Gross Asset Value thereof, pay all liabilities allocable to such assets according to their terms (limited, with respect to each nonrecourse liability, to the Gross Asset Value of the assets securing such liability) and distribute the proceeds thereof pursuant to Section 13.4, hereof, minus (b) the sum of (i) such Member’s share of Company Minimum Gain (as determined according to Treasury Regulation Section 1.704-2(d) and (g)(3)) and Member Nonrecourse Debt Minimum Gain (as determined according to Treasury Regulation Section 1.704-2(i)) and (ii) the amount, if any, which such Member is obligated to contribute to the capital of the Company as of the last day of such Fiscal Year.

(b) Notwithstanding anything to the contrary in this Section 9.1, the amount of items of Company expense and loss allocated pursuant to this Section 9.1 to any Member shall not exceed the maximum amount of such items that can be so allocated without causing such Member to have an Adjusted Capital Account Deficit at the end of any taxable year. All such items in excess of the limitation set forth in this Section 9.1 (b) shall be allocated first to Members who would not have an Adjusted Capital Account Deficit, prorata in proportion to their Capital Account balances as adjusted in accordance with the definition of Adjusted Capital Account Deficit.

Section 9.2. Special Allocations. The following special allocations shall be made in the following order:

(a) If there is a net decrease in Company Minimum Gain during a Company fiscal year so that an allocation is required by Treasury Regulations Section 1.704-2(f), then each Member shall be specially allocated items of income and gain for such year (and, if necessary, subsequent fiscal years) equal to such Member’s share of the net decrease in Company Minimum Gain as determined by Treasury Regulations Section 1.704-2(g). Such allocations shall be made in a manner and at a time which will satisfy the minimum gain chargeback requirements of Treasury Regulations Section 1.704-2(f) and this Section shall be interpreted consistently therewith.

(b) If there is a net decrease in the Member Nonrecourse Debt Minimum Gain during any Company fiscal year, any Member who has a share of such Member Nonrecourse Debt Minimum Gain (as determined in the same manner as partner nonrecourse debt minimum gain under Treasury Regulations Section 1.704-2(i)(5)) shall be specially allocated items of income or gain for such year (and, if necessary, subsequent fiscal years) equal to such Member’s share of the net decrease in the Member Nonrecourse Debt Minimum Gain in the manner and to the extent required by Treasury Regulations Section 1.704-2(i)(4). This Section shall be interpreted in a manner consistent with such Treasury Regulations.

(c) If a Member unexpectedly receives an adjustment, allocation, or distribution described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) or (6), any of which causes or increases an Adjusted Capital Account Deficit in such Member’s Capital

Account, then such Member will be specially allocated items of income and gain in an amount and manner sufficient to eliminate such deficit balance created or increased by such adjustment, allocation, or distribution as quickly as possible; provided, however, an allocation pursuant to this Section 9.2(c) will be made if and only to the extent that such Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Article 9 have been tentatively made as if this Section 9.2(c) were not in the Agreement.

(d) Deductions attributable to any Company Nonrecourse Liability, as defined in accordance with Section 1.704-2(b)(3) of the Treasury Regulations shall be allocated among the Members in proportion to their respective Percentage Interests.

(e) Deductions attributable to any Member Nonrecourse Debt shall be allocated to the Member who bears the economic risk of loss with respect to the Member Nonrecourse Debt to which such deductions are attributable in accordance with Treasury Regulations Section 1.704-2(i).

(f) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if such gain or loss increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Members in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Treasury Regulations.

(g) If any Member makes a loan to the Company, or the Company makes a loan to any Member, and interest in excess of the amount actually payable is imputed under Code Sections 7872, 483, or 1271 through 1288 or corresponding provisions of subsequent Federal income tax law, then any item of income or expense attributable to any such imputed interest shall be allocated solely to the Member who made or received the loan and shall be credited or charged to its Capital Account, as appropriate.

(h) In the event that a guaranteed payment to a Member is ultimately recharacterized (as the result of an audit of the Company’s return or otherwise) as a distribution for federal income tax purposes, and if such recharacterization has the effect of disallowing a deduction or reducing the adjusted basis of any asset of the Company or a Member, then an amount of Company gross income equal to such disallowance or reduction shall be allocated to the recipient of such payment. In the event that a distribution to a Member is ultimately recharacterized (as a result of an audit of the Company’s return or otherwise) as a guaranteed payment for federal income tax purposes, and if any such recharacterization gives rise to a deduction, such deduction shall be allocated to the recipient of the distribution.

(i) For purposes of calculating a Member’s share of “excess nonrecourse liabilities” of the Company (within the meaning of Treasury Regulation Section 1.752-3(a)(3)), the Class A Members intend that they be considered as sharing profits of the Company in proportion to their respective Percentage Interests.

(j) In the event an interest in the Company is acquired through the exercise of a noncompensatory option (within the meaning of Proposed Treasury Regulation Section 1.721-1(d)), the Company shall comply with the rules of Treasury Regulation Section 1.704-1(b)(2)(iv)(s). In the event that capital is reallocated among the Members pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(s)(3), the Manager shall cause to be made corrective allocations within the meaning of Treasury Regulation Section 1.704-1(b)(4)(x), so as to take into account such capital reallocation.

(k) The allocations set forth in this Section 9.2 (collectively the “Regulatory Allocations”) are intended to comply with certain requirements of Treasury Regulations Section 1.704-1 and Section 1.704-2. Notwithstanding any other provisions of this Article 9 (other than the Regulatory Allocations), the Members shall, with the advice and assistance of the Company’s tax accountants, take the Regulatory Allocations into account in allocating other Profits, Losses, and items of income, gain, loss, deduction and Code Section 705(a)(2)(B) expenditures among the Members so that, to the extent possible, the net amount of such allocations of other Profits, Losses, and other items and the Regulatory Allocations to each Member shall be equal to the net amount that would have been allocated to each such Member if the Regulatory Allocations had not occurred.

Section 9.3. Allocations and Other Rules.

(a) In the event Members are admitted to the Company pursuant to this Agreement on different dates, the Profits (or Losses) allocated to the Members for each Fiscal Year during which Members are so admitted shall be allocated among the Members in proportion to their Interests during such Fiscal Year in accordance with Section 706 of the Code, using any convention permitted by law and selected by the Manager.

(b) For purposes of determining the Profits, Losses or any other items allocable to any period, Profits, Losses and any such other items shall be determined on a daily, monthly or other basis, as determined by the Manager using any method that is permissible under Section 706 of the Code and the Treasury Regulations thereunder.

(c) Except as otherwise provided in this Agreement, all items of Company income, gain, loss, deduction and any other allocations not otherwise provided for shall be divided among the Members in the same proportions as they share Profits and Losses for the Fiscal Year in question.

(d) Income, gain, loss, or deduction with respect to any property contributed by a Member shall, solely for tax purposes, be allocated among the Members, to the extent required by Code Section 704(c) and the related Treasury Regulations under Code Sections 704(b) and 704(c), to take account of the variation between the adjusted tax basis of such property and its Gross Asset Value at the time of its contribution to the Company. If the Gross Asset Value of any Company property is adjusted, as provided in Treasury Regulations Section 1.704-1(b)(2)(iv), then subsequent allocations of income, gain, loss and deduction shall be as provided in Code Section 704(c) and the related Treasury Regulations. Allocations under this Section 9.3(d) shall be made in accordance with the traditional method set forth in Treasury Regulation Section 1.704-3(b) and are solely for purposes of federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Member’s Capital Account or share of Profits, Losses, or other items or distributions under any provision of this Agreement.

(e) All other tax elections required or permitted by law or Treasury Regulation or similar state or local rule or regulation shall be made by the Manager. The Members are aware of the income tax consequences of the allocations made by this Article 9 and hereby agree to be bound by the provisions of this Article 9 in reporting their shares of Company income and loss for income tax purposes.

ARTICLE X

BOOKS AND RECORDS

Section 10.1. Inspection Rights Pursuant to Law. The Company shall have obligations to the Members as set forth in this Article 10 respecting books, records, and financial statements of the Company.

Section 10.2. Books and Records. At all times during the continuance of the Company, the Company shall maintain at its registered office and principal place of business all records and materials the Company it is required to maintain at such location

Section 10.3. Accounting Method. For both financial and tax reporting purposes and for purposes of determining Profits and Losses, the books and records of the Company shall be kept on the method of accounting as determined by the Manager and shall reflect all Company transactions and be appropriate and adequate for the Company’s business.

ARTICLE XI

TAX MATTERS

Section 11.1. Taxation as Partnership. The Company shall be treated as a partnership for U.S. federal income tax purposes. The Members intend that the Company not be operated or treated as a “partnership” for purposes of Section 303 of the Federal Bankruptcy Code.

Section 11.2. Federal Tax Returns. The Company shall cause the Company’s independent public accountants to prepare, at the expense of the Company, for each Fiscal Year (or part thereof), Federal tax returns in compliance with the provisions of the Code and any required state and local tax returns.

Section 11.3. Member Tax Return Information. The Company, at its expense, shall cause to be delivered to each Member not later than April 1 of the subsequent year such information as shall be necessary (including a statement for that year of each Member’s share of net income, net losses and other items of the Company) for the preparation by the Members of their Federal, state and local income and other tax returns.

Section 11.4. Tax Matters Member.

(a) The “Tax Matters Member” of the Company for purposes of Section 6231(a)(7) of the Code shall be the Mitchell A. Saltz. The Members shall direct the Tax Matters Member with respect to any administrative proceeding at the Company level with the Internal Revenue Service relating to the determination of any item of Company income, gain, loss, deduction or credit for federal income tax purposes. The Tax Matters Member may settle any controversies with the Internal Revenue Service.

(b) The Tax Matters Member shall, within five (5) business days of the receipt of any notice from the Internal Revenue Service in any administrative proceeding at the Company level relating to the determination of any Company item of income, gain, loss, deduction or credit, mail a copy of such notice to each Member.

ARTICLE XII

LIABILITY, EXCULPATION AND INDEMNIFICATION

Section 12.1. Liability.

(a) Except as otherwise provided by the Act, any other provision of this Agreement, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Covered Person shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Covered Person.

(b) Except as otherwise expressly required by law, a Member, in its capacity as Member, shall have no liability in excess of (i) the amount of its Capital Contributions; (ii) its share of any assets and undistributed profits of the Company; (iii) its obligation to make other payments expressly provided for in this Agreement; and (iv) the amount of any distributions wrongfully distributed to it.

Section 12.2. Exculpation.

(a) No Covered Person shall, to the fullest extent permitted by law, be liable to the Company or any other Covered Person for any loss, damage, claim, liability, demand, action, suit, proceeding or right of action (collectively “Damages”) incurred by reason of any act or omission performed or omitted by such Covered Person, except that a Covered Person shall be liable for any Damages incurred by reason of such Covered Person’s (i) breach of the duty of loyalty solely in his or her capacity as a Manager or officer of the Company, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (iii) for any transaction from which such Covered Person derived an improper personal benefit solely in his or her capacity as a Manager or officer of the Company, in each case as described in clauses (i) through (iii), other than in connection with or as a result of a Permitted Action (each, a “Non-Exculpated Action”). A Covered Person shall be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company by any Person as to matters the Covered Person reasonably believes are within such other Person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, Profits or Losses or Net Cash Flow or any other facts pertinent to the existence and amount of assets from which distributions to Members might properly be paid.

(b) To the fullest extent permitted by law, a Covered Person shall be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company by any Covered Person as to matters the Covered Person reasonably believes are within such other Person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, Profits or Losses or Net Cash Flow or any other facts pertinent to the existence and amount of assets from which distributions to Members might properly be paid.

(c) The provisions of this Section 12.2, to the extent that they eliminate or restrict the duties and/or liabilities of a Covered Person otherwise existing at law or in equity, are agreed by the Members to replace such other duties and/or liabilities of such Covered Person to the fullest extent permitted by applicable law.

Section 12.3. Indemnification. All Covered Persons shall be entitled to indemnification from the Company for any Damages incurred by such Person by reason of any act or omission performed or omitted by such Person provided that: (i) any such action was undertaken in good faith on behalf of the Company and in a manner reasonably believed to be in, or not opposed to, the best interests of the Company; (ii) any such action was reasonably believed to be within the scope of authority conferred on such Person by this Agreement; and (iii) with respect to any criminal action or proceeding, such Person had no reasonable cause to believe his action or omission was unlawful, except that no Person shall be entitled to be indemnified in respect of any Damages incurred by such Person by reason of fraud, gross negligence or willful misconduct with respect to such acts or omissions or for any Damages for which it has obligations to indemnify under Section 12.7; provided, however, that any indemnity under this Section 12.3 shall be provided out of and to the extent of Company assets only (including the proceeds of any insurance policy obtained pursuant to Section 12.5 hereof), and no Person shall have any personal liability on account thereof, including without limitation, any obligation to contribute money or other property to the Company.

Section 12.4. Expenses. To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by a Person described in Section 12.3 in defending any against any claim, demand, action, suit or proceeding that would result in Damages shall, from time to time, be advanced by the Company prior to the final disposition of such claim for Damages upon receipt by the Company of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be determined that the Covered Person is not entitled to be indemnified as authorized in Section 12.3 hereof.

Section 12.5. Insurance. The Company may purchase and maintain insurance on behalf of Covered Persons and such other Persons against any Damages that may be asserted against or that may be incurred by any such Person in connection with the activities of the Company or such indemnities, regardless of whether the Company would have the power to indemnify such Person against such Damages under the provisions of this Agreement. The

Company may enter into indemnity contracts with Covered Persons and such other Persons and adopt written procedures pursuant to which arrangements are made for the advancement of expenses and the funding of obligations under Section 12.4 hereof and containing such other procedures regarding indemnification as are appropriate.

Section 12.6. Certain Liabilities. Each Member agrees to be liable for the Capital Contributions required to be made Liability of Members to Company. Unless otherwise provided in this Agreement, no Member shall be liable to any other Member or to the Company by reason of such Member’s actions in connection with the Company.

Section 12.7. Attorneys’ Fees. All of the indemnities provided in this Agreement shall include reasonable attorneys’ fees, including appellate attorneys’ fees and litigation expenses, and court costs.

Section 12.8. Subordination of Other Rights to Indemnity. The interests of the Members in any proceeds of the Company by way of repayment of loans, return of any Capital Contributions, or any distributions from the Company, shall be subordinated to the right of Member to the indemnities provided by this Article 12.

Section 12.9. Survival of Indemnity Provisions. Except as otherwise specifically provided herein, all of the indemnity provisions contained in this Agreement shall survive a Member’s ceasing to be a Member of the Company.

ARTICLE XIII

DISSOLUTION, LIQUIDATION AND TERMINATION

Section 13.1. No Dissolution. The Company shall not be dissolved by the admission of additional Members or substitute Members in accordance with the terms of this Agreement, or the withdrawal of a Member.

Section 13.2. Events Causing Dissolution. The Company shall be dissolved and its affairs shall be wound up upon the occurrence of any of the following events:

(a) the determination of the Manager to the dissolution of the Company;

(b) at such time as there are no Members;

(c) the entry of a decree of judicial dissolution under the Act; or

(d) upon the sale of all or substantially all of the assets of the Company and a distribution of all of the proceeds of such sale.

Section 13.3. Notice of Dissolution. Upon the dissolution of the Company, the Members shall be notified of such dissolution.

Section 13.4. Liquidation. Upon dissolution of the Company, the Manager (in such capacity, the “Liquidating Trustee”) shall carry out the winding up of the Company and shall immediately commence to wind up the Company’s affairs; provided, however, that a reasonable time shall be allowed for the orderly liquidation of the assets of the Company and the satisfaction of liabilities to creditors so as to enable the Members to minimize the normal losses attendant upon a liquidation. During the period of winding up all of the provisions of this Agreement shall remain in full force and effect, other than those provisions that are clearly inconsistent with the winding up process. No Member may take any action during the winding up period not otherwise permitted by this Agreement. The proceeds of liquidation shall be distributed in the following order and priority:

(a) first, to payment of all expenses and debts of the Company and purchasing insurance policies that will provide for any contingent liabilities or obligations of the Company, the amount of such insurance to be based on the experience of the Company for such liabilities and obligations; provided, however, that the unpaid principal of and interest on any loans made to the Company by Members (and their Affiliates), shall be distributed pro rata to the Members (and their Affiliates) who made such loans, in proportion to the total amount of principal and interest payable on such loans, such distributions being treated first as a payment of accrued interest on such loans and next as in payment of principal on such loans; and

(b) second, the balance to the Members in accordance with the provisions of Section 8.1.

Section 13.5. Termination. The Company shall terminate when all of the assets of the Company, after payment of or due provision for all debts, liabilities and obligations of the Company, shall have been distributed to the Members in the manner provided for in this Article 13 and the Articles shall have been canceled in the manner required by the Act.

Section 13.6. Claims of the Members or Third Parties. The Members and former Members shall look solely to the Company’s assets for the return of their Capital Contributions, and if the assets of the Company remaining after payment of or due provision for all debts, liabilities and obligations of the Company are insufficient to return such Capital Contributions, the Members and former Members shall have no recourse against the Company or any other Member; provided, however, that nothing contained herein shall be deemed to limit the rights of a Member under applicable law. In the event any Member has a deficit balance in its Capital Account at the time of the Company’s dissolution, it shall not be required to restore such account to a positive balance or otherwise make any payments to the Company or its creditors or other third parties in respect of such deficiency.

Section 13.7. Distributions In-Kind. If any assets of the Company shall be distributed in kind, such assets shall be distributed to the Member(s) entitled thereto as tenants-in-common in the same proportions as such Member(s) would have been entitled to cash distributions if (i) such assets had been sold for cash by the Company at the fair market value of such property (taking Code Section 7701(g) into account) on the date of distribution; (ii) any unrealized income, gain, loss and deduction inherent in such property (that has not been reflected in the Capital Accounts previously) that would be realized by the Company from such sale were allocated among the Member(s); and (iii) the cash proceeds were distributed to the Member(s) in accordance with this Article 13. The Capital Accounts of the Member(s) shall be increased by the amount of any unrealized income or gain inherent in such property or decreased by the amount of any loss or deduction inherent in such property that would be allocable to them, and shall be reduced by the fair market value of the assets distributed to them under the preceding sentence.

ARTICLE XIV

MISCELLANEOUS

Section 14.1. Notices. All notices provided for in this Agreement shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail or by recognized overnight delivery or courier service (e.g., Federal Express), as follows:

(i) if given to the Company at the principal place of business of the Company set forth in Section 2.5 hereof.

(ii) if given to any Member, at such address as set forth in Schedule A or at such address as such Member may hereafter designate by written notice to the Company.

Section 14.2. Failure to Pursue Remedies. The failure of any party to seek redress for violation of, or to insist upon the strict performance of, any provision of this Agreement shall not prevent a subsequent act, which would have originally constituted a violation, from having the effect of an original violation.

Section 14.3. Cumulative Remedies. The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

Section 14.4. Binding Effect. This Agreement shall be binding upon and inure to the benefit of all of the parties and, to the extent permitted by this Agreement, their successors, legal representatives and assigns.

Section 14.5. Interpretation. Throughout this Agreement, nouns, pronouns and verbs shall be construed as masculine, feminine, neuter, singular or plural, whichever shall be applicable. All references herein to “Articles,” “Sections” and “Paragraphs” shall refer to corresponding provisions of this Agreement.

Section 14.6. Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

Section 14.7. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

Section 14.8. Integration. This Agreement and the Schedule to the Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

Section 14.9. Governing Law. This Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the state of Nevada and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

Section 14.10. Partition of Property. Each Member agrees that it shall have no right to partition the property of the Company, or any portion thereof, and each Member agrees that it shall not make application to any court or authority having jurisdiction in the matter to commence or prosecute any action or proceeding for partition of the property, or any portion thereof. Upon the breach of this Section by any Member, the other Member, in addition to all other rights and remedies in law and equity, shall be entitled to a decree or order dismissing application, action or proceeding.

Section 14.11. Third Party Beneficiaries. Nothing expressed or implied in this Agreement is intended or shall be construed, to confer upon or give any person, firm, or corporation other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement, or result in their being deemed a third party beneficiary of this Agreement.

Section 14.12. Effect of Waiver or Consent. A waiver or consent, express or implied, to or of any breach or default by any Person in the performance by that Person of its obligations with respect to the Company is not a consent or waiver to or of any other breach or default in the performance by that Person of the same or any other obligations of that Person with respect to the Company. Failure on the part of a Person to complain of any act of any Person or to declare any Person in default with respect to the Company, irrespective of how long that failure continues, does not constitute a waiver by that Person of its rights with respect to that default until the applicable statute-of-limitations period has run.

Section 14.13. Jurisdiction and Venue. Each Member, Manager, or officer of the Company agrees, to the fullest extent permitted by law, that any action, suit, or proceeding arising out of or relating to this Agreement or the breach or threatened breach of this Agreement shall be commenced and prosecuted in the state or federal courts located in Maricopa County, Arizona. Each Member, Manager or officer of the Company consents and submits, to the fullest extent permitted by law, to the exclusive personal jurisdiction of any such court in respect of any such action, suit or proceeding. Each Member, Manager or officer of the Company consents to service of process upon it with respect to any such action, suit or proceeding by registered mail, return receipt requested (i) if given to a Manager or officer of the Company, at the principal place of business of the Company set forth in Section 2.4 hereof, and (ii) if given to any Member, at such address as set forth in Schedule A or at such address as such Member may hereafter designate by written notice to the Company, and by any other means permitted by applicable law. Each Member, Manager or officer of the Company waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such action, suit or proceeding in any such court and any claim that it may now or hereafter have that any such action, suit or proceeding in any such court has been brought in an inconvenient forum.

Section 14.14. Waiver of Jury Trial. NO PARTY TO THIS AGREEMENT OR ANY ASSIGNEE, SUCCESSOR, HEIR OR PERSONAL REPRESENTATIVE OF A PARTY SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEDURE BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER AGREEMENTS OR THE DEALINGS OR THE RELATIONSHIP BETWEEN THE PARTIES. NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY DISCUSSED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HERETO HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY HERETO THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

Section 14.15. Legal Counsel. Legal counsel for a Member or one of its Affiliates may represent the Company in connection with legal work or issues arising in connection with the Company. Each Member recognizes and acknowledges that any such counsel will be acting as legal counsel for the Company with respect to each such matter and shall not be acting as the legal counsel of any individual Member. Each Member further recognizes and accepts that its interest with respect to any such matter may be adverse to the interests of the other Members and of the Company. Each Member nevertheless consents to the representation of the Company by such counsel with respect to each such matter and waives for the benefit of each other Member and of such counsel any potential or actual conflict of interest between or among such Members and between any such Members and the Company. Each Member acknowledges that in the event of any future dispute or litigation between or among the Members and/or between any of the Members and the Company, such counsel may continue to represent its Member client, notwithstanding any such dispute and its prior representation of the Company.

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SIGNATURE AND DATES

IN WITNESS of their acceptance of the terms and conditions of this agreement, the parties, by themselves or by their duly authorized representatives, have duly signed this Agreement this 15th day of January, 2015, to be effective as of the Effective Date:

MEMBERS:

VSRA HOLDINGS, L.L.C.		BK ENTERTAINMENT, L.L.C.

By:		By:
	Mitchell A. Saltz, on behalf of Black		Barry M. Monheit
	Powder Management Group, Manager	Its:	Member/Manager
Of Black Powder Management, L.L.C.
Its:	Manager

MANAGERS AND MODERN ROUND, L.L.C.:

Mitchell A. Saltz	Barry M. Monheit

Ronald L. Miller, Jr.

VIRTUAL MANAGEMENT, L.L.C.

By:		By:
	Mitchell A. Saltz		Barry M. Monheit

SCHEDULE A

Member	Capital Contribution	Units	Percentage Interest
VRSA Holdings L.L.C. 7377 E. Doubletree Ranch Road Suite 200 Scottsdale, AZ 85258	$2,000,000	20,000,000	80%

BK Entertainment, L.L.C. 6130 E. Mockingbird Lane Paradise Valley, AZ 85253	$500,000	5,000,000	20%

Total	$2,500,000	25,000,000	100%

AMENDMENT NO. 1

TO

AMENDED AND RESTATED

OPERATING AGREEMENT

OF

MODERN ROUND, L.L.C.

F/K/A VIRTUAL SHOOTING RANGES OF AMERICA, L.L.C.

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED OPERATING AGREEMENT (hereafter, the “Operating Agreement”) is dated the 15th day of January, 2015, by and among VSRA Holdings, L.L.C., a Nevada limited liability company (hereafter, “VSRA”); Barricade Enterprises Limited Partnership, an Alaska limited partnership (hereafter, “BELP”); BK Entertainment, L.L.C., an Arizona limited liability company (hereafter, “BK”) (VSRA, BELP, and BK shall hereafter be referred to as the “Members”); and MODERN ROUND, L.L.C., a Nevada limited liability company (hereafter, the “Company”).

NOW, THEREFORE, it is agreed as follows:

1.	The clause starting with provided, however, in Section 2.8(b)(ii) of the Operating Agreement be and it hereby is deleted and of no effect.

2.	“Outstanding Units” mean the number of Units that have been issued by the Company and are currently held by the Members.

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IN WITNESS WHEREOF, the parties, by themselves or by their duly authorized representatives, have duly signed this Amendment No. 1 this 15th day of January, 2015:

MEMBERS:

VSRA HOLDINGS, L.L.C.

By:	Black Powder Management, L.L.C.
Its:	Manager

By:	Black Powder Management Group
Its:	Manager

By:
Name:	Mitchell A. Saltz
Its:	Manager

BK ENTERTAINMENT, L.L.C.

By:	The Monheit Family Trust
Its:	Member/Manager

By:
Name:	Barry Monheit
Its:	Trustee

BARRICADE ENTERPRISES LIMITED PARTNERSHIP

By:	Black Powder Management, L.L.C.
Its:	Manager

By:	Black Powder Management Group
Its:	Manager

By:
Mitchell A. Saltz, Manager

THE COMPANY:

MODERN ROUND, L.L.C.

By:	Virtual Management, L.L.C.
Its:	Manager

By:
Name:	Ronald L. Miller, Jr.
Its:	Manager

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Exhibit H

Scenarios

VirTra to list all licenses and obligations to third parties with respect to any Scenarios and VirTra Technology.

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